Registration Nos. 002‑93131
811‑04044

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 55	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 57	☒
(Check appropriate box or boxes.)

PARNASSUS FUNDS
(Exact Name of Registrant as Specified in Charter)

1 Market Street Suite 1600 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)
(415) 778‑0200
(Registrant’s Telephone Number, including Area Code)

Copy to:

Benjamin E. Allen Parnassus Investments 1 Market Street Suite 1600 San Francisco, California 94105	Peter D. Fetzer Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.
It is proposed that this filing become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2021 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 2021
Parnassus Core Equity FundSM
Investor Shares: PRBLX | Institutional Shares: PRILX
Parnassus Mid Cap FundSM
Investor Shares: PARMX | Institutional Shares: PFPMX
Parnassus Endeavor FundSM
Investor Shares: PARWX | Institutional Shares: PFPWX
Parnassus Mid Cap Growth FundSM
Investor Shares: PARNX | Institutional Shares: PFPRX
Parnassus Fixed Income FundSM
Investor Shares: PRFIX | Institutional Shares: PFPLX

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus • 2021

SUMMARY SECTION
Parnassus Core Equity Fund
Investment Objective
The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Core Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Parnassus Core Equity Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares

Management Fees	0.58	0.58

Distribution (12b‑1) Fees	None	None

Other Expenses	0.26	0.04

Service Fees	0.22	None

All remaining other expenses	0.04	0.04

Total Annual Fund Operating Expenses	0.84	0.62
For additional information about the Parnassus Core Equity Fund’s expenses, please see “Financial Highlights” in the prospectus.
Example
This example is intended to help you compare the cost of investing in the Parnassus Core Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor Shares	$86	$268	$466	$1,037

Institutional Shares	$63	$199	$346	$774
Portfolio Turnover
The Parnassus Core Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.2% of the average value of its portfolio.
Principal Investment Strategies
The Parnassus Core Equity Fund’s objective is to achieve both capital appreciation and current income by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities. At least 75% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non‑dividend‑paying equity securities, short-term instruments and money-market instruments (i.e., “cash” or cash equivalents). The Parnassus Core Equity Fund is primarily a large‑cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The Fund considers a large‑cap company to be one that has a market capitalization that is greater than the median market capitalization of the Russell 1000® Index (which was $13.56 billion as of February 28, 2021) measured at the time of purchase. The Fund may invest to a lesser extent in small- and mid‑capitalization companies. The portfolio managers focus on seeking downside protection. The Fund may purchase foreign securities directly on foreign markets. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund is fossil-fuel free, as it does not invest in companies that derive significant

Prospectus • 2021

revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Fund’s investment adviser, Parnassus Investments, (the “Adviser”) believes have the capacity to raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team.
Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value. The Adviser also takes environmental, social and governance (“ESG”) factors into account in making investment decisions, as discussed in more detail in the prospectus. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation or if the company no longer meets the Adviser’s ESG criteria.
Principal Risks
All investments involve risk, and investing in the Parnassus Core Equity Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎
Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with epidemic and pandemic diseases (such as the ongoing threat of the global COVID-19 pandemic), including, without limitation, travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand; a rise in protectionist trade policies; slowing global economic growth; risks associated with the United Kingdom’s departure from the European Union; and the risk of trade disputes and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

∎
Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

∎
Small- and Mid‑Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid‑capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid‑capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

∎
Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

∎
Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as COVID‑19 and the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased

Prospectus • 2021

volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

Performance Information
The bar chart and table that follow contain information that allows you to evaluate the Parnassus Core Equity Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999‑3505.
During the ten‑year period shown in the bar chart, the highest return for a quarter was 17.9% (quarter ended June 30, 2020), and the lowest return for a quarter was a loss of 16.9% (quarter ended March 31, 2020).
Following is a table comparing the performance of the Parnassus Core Equity Fund’s two share classes with that of the S&P 500® Index (see “Index Descriptions” in the prospectus) and the Lipper Equity Income Funds Average. Figures are average annual returns for the one‑, five- and ten‑year periods ended December 31, 2020. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the S&P 500® Index, and a group of similar mutual funds, the Lipper Equity Income Funds
Average, and also how the Fund’s performance varies from year to year.

Parnassus Core Equity Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2020)

	One Year	Five Years	Ten Years

Investor Shares

Return before Taxes	21.19	15.27	13.96

Return after Taxes on Distributions	19.43	13.45	12.44

Return after Taxes on Distributions and Sale of Fund Shares	13.59	11.88	11.28

Institutional Shares

Return before Taxes	21.47	15.51	14.19

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40	15.22	13.88

Lipper Equity Income Funds Average	4.43	9.88	9.79
The after‑tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s individual tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After‑tax returns are shown for Investor Shares only. After‑tax returns for Institutional Shares will vary.

Prospectus • 2021

The Adviser
Parnassus Investments is the investment adviser to the Parnassus Core Equity Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.
Portfolio Managers
Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a portfolio manager of the Fund since 2001. He is also a Vice President of the Parnassus Funds.
Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2012. He is also President and a Trustee of the Parnassus Funds.
For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.
For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 19 of the prospectus.

Prospectus • 2021

Parnassus Mid Cap Fund
Investment Objective
The Parnassus Mid Cap Fund has the overall investment objective of capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Mid Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Parnassus Mid Cap Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares		Institutional Shares

Management Fees	0.71		0.71

Distribution (12b‑1) Fees	None		None

Other Expenses	0.27		0.05

Service Fees	0.22		None

All remaining other expenses	0.05		0.05

Total Annual Fund Operating Expenses	0.98		0.76

Expense Reimbursement	None		0.01

Total Annual Fund Operating Expenses After Expense Reimbursement	0.98	[1]	0.75	[1]
1 The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.98% of net assets for the Parnassus Mid Cap Fund—Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2022 and may be continued indefinitely by the investment adviser on a year‑to‑year basis.
For additional information about the Parnassus Mid Cap Fund’s expenses, please see “Financial Highlights” in the prospectus.
Example
This example is intended to help you compare the cost of investing in the Parnassus Mid Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor Shares	$100	$312	$542	$1,201

Institutional Shares	$77	$242	$421	$941
Portfolio Turnover
The Parnassus Mid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.0% of the average value of its portfolio.
Principal Investment Strategies
The Parnassus Mid Cap Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in mid‑sized companies. The Fund considers a mid‑sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap® Index (which was between $0.2 billion and $37.3 billion as of May 29, 2020) measured at the time of purchase. The Russell Midcap® Index includes approximately 800 of the smallest companies in the Russell 1000® Index. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell Midcap® Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. The portfolio managers focus on seeking downside protection. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and may invest up to 20% of its assets in foreign securities of similar companies. The Fund may purchase foreign securities directly on foreign markets.

Prospectus • 2021

The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. Using a value-oriented investment process, the Fund seeks to invest in equity securities that have the potential for long-term capital appreciation. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, a company’s stock must be trading below its intrinsic value, which means that the Adviser seeks to purchase stock trading at a discount to the Adviser’s assessment of the company’s estimated value. The Adviser also takes ESG factors into account in making investment decisions, as discussed in more detail in the prospectus. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation or if the company no longer meets the Adviser’s ESG criteria.
Principal Risks
All investments involve risk, and investing in the Parnassus Mid Cap Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎
Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with epidemic and pandemic diseases (such as the ongoing threat of the global COVID‑19 pandemic), including, without limitation, travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand; a rise in protectionist trade policies; slowing global economic growth; risks associated with the United Kingdom’s departure from the European Union; and the risk of trade disputes and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

∎
Small- and Mid‑Capitalization Company Risk. The Fund invests primarily in mid‑capitalization companies and may also invest in small-capitalization companies, both of which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid‑capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, smaller capitalization companies tend to perform poorly during times of economic stress.

∎
Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

∎
Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as COVID‑19 and the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

Prospectus • 2021

Performance Information
The bar chart and table that follow contain information that allows you to evaluate the Parnassus Mid Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999‑3505.
During the ten‑year period shown in the bar chart, the highest return for a quarter was 19.9% (quarter ended June 30, 2020), and the lowest return for a quarter was a loss of 23.6% (quarter ended March 31, 2020).
Following is a table comparing the performance of the Parnassus Mid Cap Fund’s two share classes with that of the Russell Midcap® Index (see “Index Descriptions” in the prospectus) and the Lipper Mid‑Cap Core Funds Average. Figures are average annual returns for one‑, five- and ten‑year periods ended December 31, 2020. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Russell Midcap® Index, and a group of similar mutual funds, the Lipper Mid‑Cap Core Funds Average, and also how the Fund’s performance varies from year to year.

Parnassus Mid Cap Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2020)

	One Year	Five Years	Ten Years

Investor Shares

Return before Taxes	14.88	13.17	12.39

Return after Taxes on Distributions	14.73	12.34	11.52

Return after Taxes on Distributions and Sale of Fund Shares	8.85	10.37	10.11

Institutional Shares

Return before Taxes	15.16	13.42	12.54

Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	17.10	13.40	12.41

Lipper Mid‑Cap Core Funds Average	9.18	9.81	9.56
The after‑tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s individual tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After‑tax returns are shown for Investor Shares only. After‑tax returns for Institutional Shares will vary.
Parnassus Mid Cap Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.
The Adviser
Parnassus Investments is the investment adviser to the Parnassus Mid Cap Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.
Portfolio Managers
Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid Cap Fund and has served as a portfolio manager of the Fund since 2008.
Lori A. Keith is a Portfolio Manager of the Parnassus Mid Cap Fund and has served in this capacity since 2008.
For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.
For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 19 of the prospectus.

Prospectus • 2021

Parnassus Endeavor Fund
Investment Objective
The Parnassus Endeavor Fund has the overall investment objective of capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Endeavor Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Parnassus Endeavor Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares		Institutional Shares

Management Fees	0.67		0.67

Distribution (12b‑1) Fees	None		None

Other Expenses	0.27		0.06

Service Fees	0.21		None

All remaining other expenses	0.06		0.06

Total Annual Fund Operating Expenses	0.94		0.73

Expense Reimbursement	None		0.02

Total Annual Fund Operating Expenses After Expense Reimbursement	0.94	[1]	0.71	[1]
1 The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.94% of net assets for the Parnassus Endeavor Fund—Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2022 and may be continued indefinitely by the investment adviser on a year-to-year basis.
For additional information about the Parnassus Endeavor Fund’s expenses, please see “Financial Highlights” in the prospectus.
Example
This example is intended to help you compare the cost of investing in the Parnassus Endeavor Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor Shares	$96	$300	$520	$1,155

Institutional Shares	$73	$231	$404	$905
Portfolio Turnover
The Parnassus Endeavor Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.8% of the average value of its portfolio.
Principal Investment Strategies
The Parnassus Endeavor Fund’s objective is to achieve capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. Under normal circumstances, the Fund will invest a minimum of 80% of its net assets (plus borrowings for investment purposes) in equity securities. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Parnassus Endeavor Fund is primarily a large‑cap fund, which means that it normally invests more than half of its net assets in large, well-established companies. The Fund may invest to a lesser extent in small- and mid‑capitalization companies. The Fund may purchase foreign securities directly on foreign markets. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production

Prospectus • 2021

or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, a company’s stock must be deemed to represent relative value. To determine whether the company demonstrates relative value, the Adviser considers the companies valuation relative to its own valuation history and relative to similar companies operating in the same industry. The Adviser also takes ESG factors into account in making investment decisions, as discussed in more detail in the prospectus. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation or if the company no longer meets the Adviser’s ESG criteria.
Principal Risks
All investments involve risk, and investing in the Parnassus Endeavor Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎
Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with epidemic and pandemic diseases (such as the ongoing threat of the global COVID‑19 pandemic), including, without limitation, travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand; a rise in protectionist trade policies; slowing global economic growth; risks associated with the United Kingdom’s departure from the European Union; and the risk of trade disputes and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

∎
Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

∎
Small- and Mid‑Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid‑capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid‑capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

∎
Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

∎
Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as COVID‑19 and the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

Prospectus • 2021

Performance Information
The bar chart and table that follow contain information that allows you to evaluate the Parnassus Endeavor Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999‑3505.
During the ten‑year period shown in the bar chart, the highest return for a quarter was 25.9% (quarter ended December 31, 2020), and the lowest return for a quarter was a loss of 25.0% (quarter ended March 31, 2020).
Following is a table comparing the performance of the Parnassus Endeavor Fund’s two share classes with that of the S&P 500® Index (see “Index Descriptions” in the prospectus) and the Lipper Multi‑Cap Value Funds Average. Figures are average annual returns for the one‑, five- and ten‑year periods ended December 31, 2020. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the S&P 500® Index, and a group of similar mutual funds, the Lipper Multi‑Cap Value Funds Average, and also how the Fund’s performance varies from year to year.

Parnassus Endeavor Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2020)

	One Year	Five Years	Ten Years

Investor Shares

Return before Taxes	27.42	16.41	15.20

Return after Taxes on Distributions	27.12	15.16	13.67

Return after Taxes on Distributions and Sale of Fund Shares	16.33	12.88	12.23

Institutional Shares

Return before Taxes	27.72	16.67	15.35

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40	15.22	13.88

Lipper Multi‑Cap Value Funds Average	3.06	9.33	9.42
The after‑tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s individual tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After‑tax returns are shown for Investor Shares only. After‑tax returns for Institutional Shares will vary.
Parnassus Endeavor Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.
The Adviser
Parnassus Investments is the investment adviser to the Parnassus Endeavor Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.
Portfolio Manager
Billy J. Hwan is the Portfolio Manager of the Parnassus Endeavor Fund and has served as a portfolio manager of the Fund since 2018.
For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.
For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 19 of the prospectus.

Prospectus • 2021

Parnassus Mid Cap Growth Fund
(The Parnassus Mid Cap Growth Fund was formerly known as the Parnassus Fund.)
Investment Objective
The Parnassus Mid Cap Growth Fund has the overall investment objective of capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Mid Cap Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Parnassus Mid Cap Growth Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares

Management Fees	0.62	0.62

Distribution (12b‑1) Fees	None	None

Other Expenses	0.21	0.06

Service Fees	0.13	None

All remaining other expenses	0.08	0.06

Total Annual Fund Operating Expenses	0.83	0.68
For additional information about the Parnassus Mid Cap Growth Fund’s expenses, please see “Financial Highlights” in the prospectus.
Example
This example is intended to help you compare the cost of investing in the Parnassus Mid Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor Shares	$85	$265	$460	$1,025

Institutional Shares	$69	$218	$379	$847
Portfolio Turnover
The Parnassus Mid Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82.5% of the average value of its portfolio. This turnover rate was higher than is typical for the Fund due to the transition during 2020 from a multi-cap style to mid-cap growth. For reference, the turnover rate for the prior year was 43.6%.
Principal Investment Strategies
The Parnassus Mid Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in mid‑sized growth companies. The Fund considers a mid‑sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap® Growth Index (which was between $0.6 billion and $37.3 billion as of May 29, 2020) measured at the time of purchase. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside the ranges of the Russell Midcap® Growth Index, which are subject to change. The Fund may normally invest up to 20% of its net assets in smaller- and larger-capitalization companies. A growth company is a company that the Adviser believes has a superior and pragmatic growth strategy and the potential for above-average revenue and earnings growth. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. The Fund may purchase foreign securities directly on foreign markets. The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their

Prospectus • 2021

operations or for other purposes. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. The Adviser also takes ESG factors into account in making investment decisions, as discussed in more detail in the prospectus. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate, if it believes a company’s stock has little potential for appreciation or if the company no longer meets the Adviser’s ESG criteria.
Principal Risks
All investments involve risk, and investing in the Parnassus Mid Cap Growth Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎
Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. In the past decade financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with epidemic and pandemic diseases (such as the ongoing threat of the global COVID-19 pandemic), including, without limitation, travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand; a rise in protectionist trade policies; slowing global economic growth; risks associated with the United Kingdom’s departure from the European Union; and the risk of trade disputes and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. The Fund’s holdings can vary significantly from broad stock market indices.

∎
Growth Investing Risk. The Adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the Adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

∎
Small- and Mid‑Capitalization Company Risk. The Fund invests primarily in mid‑capitalization companies, and may also invest in small-capitalization companies, both of which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid‑capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

∎
Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

∎
Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as COVID‑19 and the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

Prospectus • 2021

Performance Information
The bar chart and table that follow contain information that allows you to evaluate the Parnassus Mid Cap Growth Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999‑3505.
During the ten‑year period shown in the bar chart, the highest return for a quarter was 25.8% (quarter ended June 30, 2020), and the lowest return for a quarter was a loss of 19.7% (quarter ended March 31, 2020).
Effective May 1, 2020, the Fund changed its principal investment strategies. Thus, performance information for the period prior to May 1, 2020 does not reflect the current principal investment strategies. Prior to the change, the Fund’s index was the S&P 500®. In connection with the change in principal investment strategies, the Adviser believes the Russell Midcap® Growth Index is a more appropriate index against which to compare the Fund’s performance than the Fund’s former index, the S&P 500®. Information for both the S&P 500® and the Russell Midcap® Growth Index is provided below.
Following is a table comparing the performance of the Parnassus Mid Cap Growth Fund’s two share classes with that of the Russell Midcap® Growth Index and S&P 500® (see “Index Descriptions” in the prospectus) and the Lipper Multi‑Cap Growth Funds Average. Figures are average annual returns for the one‑, five- and ten‑year periods ended December 31, 2020. The table is intended to demonstrate the risk of investing in the Parnassus Mid Cap Growth Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Russell Midcap® Growth Index and S&P 500®, and a group of similar mutual funds, the Lipper Multi‑Cap Growth Funds Average, and also how the Fund’s performance varies from year to year.
Parnassus Mid Cap Growth Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2020)

	One Year	Five Years	Ten Years

Investor Shares

Return before Taxes	28.61	14.70	13.88

Return after Taxes on Distributions	26.89	13.20	11.52

Return after Taxes on Distributions and Sale of Fund Shares	17.88	11.42	10.68

Institutional Shares

Return before Taxes	28.81	14.86	13.97

Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	35.59	18.66	15.05

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40	15.22	13.88

Lipper Multi‑Cap Growth Funds Average	43.02	18.60	15.10
The after‑tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s individual tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After‑tax returns are shown for Investor Shares only. After‑tax returns for Institutional Shares will vary.
Parnassus Mid Cap Growth Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

Prospectus • 2021

The Adviser
Parnassus Investments is the investment adviser to the Parnassus Mid Cap Growth Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.
Portfolio Managers
Ian E. Sexsmith is a Co‑Portfolio Manager of the Parnassus Mid Cap Growth Fund and has served as a portfolio manager since 2013. He is equally responsible for the day‑to‑day management of the Parnassus Mid Cap Growth Fund with the other Portfolio Manager of the Fund.
Robert J. Klaber is a Co‑Portfolio Manager of the Parnassus Mid Cap Growth Fund and has served as a portfolio manager since 2016. He is equally responsible for the day‑to‑day management of the Parnassus Mid Cap Growth Fund with the other Portfolio Manager of the Fund.
For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.
For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 19 of the prospectus.

Prospectus • 2021

Parnassus Fixed Income Fund
Investment Objective
The Parnassus Fixed Income Fund’s objective is a high level of current income consistent with safety and preservation of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Parnassus Fixed Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Parnassus Fixed Income Fund

Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares		Institutional Shares

Management Fees	0.48		0.48

Distribution (12b‑1) Fees	None		None

Other Expenses	0.26		0.07

Service Fees	0.15		None

All remaining other expenses	0.11		0.07

Total Annual Fund Operating Expenses	0.74		0.55

Expense Reimbursement	0.06		0.10

Total Annual Fund Operating Expenses After Expense Reimbursement	0.68	[1]	0.45	[1]
1 The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund—Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2022 and may be continued indefinitely by the investment adviser on a year‑to‑year basis.
For additional information about the Parnassus Fixed Income Fund’s expenses, please see “Financial Highlights” in the prospectus.
Example
This example is intended to help you compare the cost of investing in the Parnassus Fixed Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the total annual fund operating expenses after expense reimbursement for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Investor Shares	$69	$231	$406	$913

Institutional Shares	$46	$166	$297	$680
Portfolio Turnover
The Parnassus Fixed Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.8% of the average value of its portfolio.
Principal Investment Strategies
The Parnassus Fixed Income Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds and other fixed income instruments. The Fund principally invests in corporate bonds, U.S. Treasuries and supranational bonds, with an emphasis on corporate bonds. Other investments may include convertible bonds and preferred stock. The Fund may also invest in U.S. governmental agencies, commercial and residential mortgage-backed securities and other asset-backed securities. The Fund invests mainly in domestic securities, and to a lesser extent may also invest in U.S. dollar denominated foreign securities. The Fund may purchase foreign securities directly on foreign markets. The Fund is fossil-fuel free, as it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for

Prospectus • 2021

other purposes. The Fund normally invests at least 80% of its net assets in fixed income securities that have investment-grade ratings (namely rated at least BBB‑ by Standard & Poor’s Rating Group (“S&P”) or at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”)) or, if unrated, have been determined by the Adviser to be of similar economic quality. At any given time, up to 20% of the portfolio may be invested in non‑investment grade fixed income securities (otherwise known as “high-yield” or “junk bonds”) or unrated fixed income securities determined by the Adviser to be of similar economic quality. Non‑investment grade and unrated securities are more risky than investment-grade securities. The Fund may also invest in preferred stocks. The Fund’s Adviser also takes ESG factors into account when making investment decisions, as discussed in more detail in the prospectus. The Fund may sell a security if the Adviser believes it no longer meets the Fund’s investment objective or if the issuer no longer meets the Adviser’s ESG criteria. The Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. As of March 31, 2021, the dollar-weighted average maturity of the Fund’s portfolio was 9.69 years.
Principal Risks
All investments involve risk, and investing in the Parnassus Fixed Income Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

∎
Interest Rate Risk. In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down. The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

∎	Credit Risk. There is a possibility that issuers of debt obligations will not pay the Fund interest or principal or that their credit rating may be downgraded by a ratings agency.
∎
Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income instrument to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

∎
Market Risk. A security’s value may also be affected by market activity or by supply and demand. In the past decade financial markets throughout the world have experienced increased volatility, decreased liquidity and heightened uncertainty. Risks associated with epidemic and pandemic diseases (such as the ongoing threat of the global COVID-19 pandemic), including, without limitation, travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand; a rise in protectionist trade policies; slowing global economic growth; risks associated with the United Kingdom’s departure from the European Union; and the risk of trade disputes and the possibility of changes to some international trade agreements could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time, and may adversely impact the markets in which the Fund invests. If the Fund is unable to find buyers for a given security, this can have a negative effect on the Fund’s net asset value.

∎
Non‑Investment Grade Risk and Unrated Bond Risk. Non‑investment grade bonds (otherwise known as “high-yield” or “junk bonds”) and bonds that have not been rated by a nationally recognized statistical rating organization carry additional credit risk and are considered to be less safe than investment-grade bonds.

∎
Mortgage-Backed Securities Risk. Mortgage-backed securities are defined as obligations with pools of mortgages providing collateral, interest income and principal repayment. Such securities can be originated by private institutions or government sponsored enterprises, like Fannie Mae and Freddie Mac, and the underlying mortgages can be either commercial or residential. Mortgage-backed securities, like all fixed income investments,

Prospectus • 2021

have interest rate and credit risk. However, these securities also have extension and prepayment risk. Extension risk is the risk that a rise in interest rates or lack of refinancing opportunities can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities. This would increase the Fund’s sensitivity to rising rates and its potential for price declines. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security. Prepayment may reduce the Fund’s share price and income distribution.

∎
Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. The issuer of a convertible security may not be able to pay interest or dividends when due, and their market value may change based on actual or perceived changes in the issuer’s creditworthiness. Convertible securities are also subject to the same types of risk that apply to the underlying security. The Fund may be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return and result in investment losses.

∎
Preferred Stock Risk. Preferred stocks may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred stocks allow the issuer to convert their preferred stock into common stock, preferred stocks are often sensitive to declining common stock values. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

∎
Liquidity Risk. Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

∎	Information Risk. The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

∎	Management Risk. The Adviser may be wrong in its assessment of a security’s value and the Fund’s holdings may not reach what the Adviser believes are their full values.

∎
Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile and less liquid than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Policy and legislative changes in foreign countries and other events affecting global markets, such as COVID‑19 and the United Kingdom’s exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets. Further, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

Performance Information
The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fixed Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure

Prospectus • 2021

of market performance. The bar chart shows the performance of the Fund’s Investor Shares, and the performance of the Fund’s Institutional Shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999‑3505.
During the ten‑year period shown in the bar chart, the highest return for a quarter was 4.2% (quarter ended March 31, 2019), and the lowest return for a quarter was a loss of 2.7% (quarter ended December 31, 2016).
Following is a table comparing the performance of the Parnassus Fixed Income Fund’s two share classes with that of the Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) (see “Index Descriptions” in the prospectus) and the Lipper Core Bond Funds Average. Figures are average annual returns for the one‑, five- and ten‑year periods ended December 31, 2020. The table is intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the Bloomberg Barclays U.S. Aggregate Bond Index, and a group of similar mutual funds, the Lipper Core Bond Funds Average, and also how the Fund’s performance varies from year to year.

Parnassus Fixed Income Fund

Average Annual Total Returns (%)
(all periods ended December 31, 2020)

	One Year	Five Years	Ten Years

Investor Shares

Return before Taxes	7.91	4.32	3.31

Return after Taxes on Distributions	7.06	3.32	2.48

Return after Taxes on Distributions and Sale of Fund Shares	4.76	2.89	2.33

Institutional Shares

Return before Taxes	8.19	4.54	3.43

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51	4.43	3.84

Lipper Core Bond Funds Average	8.24	4.58	3.90
The after‑tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s individual tax situation and may differ from those shown. After‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. After‑tax returns are shown for Investor Shares only. After‑tax returns for Institutional Shares will vary.
Parnassus Fixed Income Fund—Institutional Shares were incepted on April 30, 2015. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund—Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.
The Adviser
Parnassus Investments is the investment adviser to the Parnassus Fixed Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.
Portfolio Managers
Samantha D. Palm is the lead Portfolio Manager of the Parnassus Fixed Income Fund and has been a portfolio manager of the Fund since 2013.
Minh T. Bui is a Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since May 1, 2020.
For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.
For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 19 of the prospectus.

Prospectus • 2021

Additional Summary Information

Purchase and Sale of Fund Shares
The minimum initial purchase for the Investor Shares is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum initial purchase for the Institutional Shares is $100,000. The minimum subsequent investment is $50 per Fund. After making an initial investment, the minimum investment in an automatic investment plan is $50 per Fund.
You may redeem and purchase shares of a Fund each day the New York Stock Exchange (“NYSE”) is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154-9150), or by telephone at (800) 999‑3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
For additional information, please see “Investing with Parnassus Funds” on page 26 of the prospectus.
Tax Information
The Funds’ distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.
Financial Intermediary Compensation
If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
For additional information, please see “Distribution Agreement,” “Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the statement of additional information.

Prospectus • 2021

Investment Objectives and Policies and Non‑Principal Risks
Set forth below is information about the investment objectives and policies of the Funds and certain risks associated with the Funds. Although the Funds have no current intention of doing so, the Funds may change their investment objectives and investment strategies without obtaining shareholder approval.

Equity Funds
Selection Process for Equity Securities
“Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock, warrants, American Depositary Receipts and American Depositary Shares. In general, the Adviser uses six basic criteria in identifying equity securities eligible for the equity funds. Companies must be sound and priced attractively relative to their potential reward and risk profile; have increasingly relevant products or services; have clear and sustainable competitive advantages; have a quality management team with appropriate incentives; be suitable, at the time of purchase, for a multi-year investment; and meet Parnassus’s responsible investment (or ESG) criteria.
Once a security is purchased, the Adviser may continue to hold it even if it is no longer undervalued or no longer possesses superior growth potential, as the case may be.
Under normal circumstances, each of the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Growth Fund will have virtually all its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money-market instruments (i.e., “cash” or cash equivalents).
Parnassus Core Equity Fund
The investment objective of the Parnassus Core Equity Fund is both capital appreciation and current income. The Fund tries to achieve these objectives by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. As an operating policy, at least 75% of the Fund’s total assets will normally be invested in equity securities that pay a dividend or interest. The remaining 25% of the Fund’s total assets may be invested in non‑dividend‑paying equity securities, short-term instruments and money-market instruments. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future.
Parnassus Mid Cap Fund
The Parnassus Mid Cap Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in mid‑sized companies. The Fund considers a mid‑sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap® Index (which was between $0.2 billion and $37.3 billion as of May 29, 2020) measured at the time of purchase. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term growth. While mid‑capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.
Parnassus Endeavor Fund
The Parnassus Endeavor Fund seeks capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock. The Adviser looks for undervalued companies that have proven businesses and good prospects for long-term capital appreciation. The Parnassus Endeavor Fund is primarily a large-cap fund, which means that it normally invests more than half of it’s net assets in large, well-established companies. The Fund may invest to a lesser extent in small- and mid-capitalization companies.
Parnassus Mid Cap Growth Fund
The Parnassus Mid Cap Growth Fund seeks capital appreciation through investing primarily (normally at least 80% of its net assets) in mid‑sized growth companies. The Fund considers a mid‑sized company to be one that has a market capitalization between that of the smallest and largest constituents of the Russell Midcap® Growth Index (which was between $0.6 billion and $37.3 billion as of May 29, 2020) measured at the time of purchase. A growth company is a company that the Adviser believes has a superior and pragmatic

Prospectus • 2021

growth strategy and the potential for above-average revenue and earnings growth. While mid‑capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.
Fixed Income Fund
Selection Process for Fixed Income Securities
In general, the Adviser uses the following methodology to select securities for the Parnassus Fixed Income Fund: First, a macroeconomic view is formulated for the next three to five years, with important factors considered including key economic indicators, monetary and fiscal policies and changes in market-implied growth expectations. Next, the fixed income market is reviewed for sector-specific risks, relative historical performance and expected future performance, including consideration of market risk and credit risk. The Advisor then determines the optimal sector allocations relative to the benchmark index. Finally, the Adviser selects securities that meet the duration, asset class and sector targets established in the previous steps. The key criteria for each individual investment includes credit quality, absolute and relative yields and valuation. A meaningful percentage of our holdings are corporate securities. To be eligible for the fund, companies must have increasingly relevant products or services; have clear and sustainable competitive advantages; have a quality management team with appropriate incentives; be suitable, at the time of purchase, for a multi-year investment; and meet Parnassus’s responsible investment (or ESG) criteria.
Parnassus Fixed Income Fund
The investment objective of the Parnassus Fixed Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed income instruments. The Parnassus Fixed Income Fund normally invests at least 80% of its net assets in fixed income securities that have investment-grade ratings (namely, rated at least BBB‑ by S&P or at least Baa3 by Moody’s), or, if unrated, have been determined by the Adviser to be of similar economic quality. Up to 20% of the portfolio may be invested in non‑investment grade securities, otherwise known as “high yield” or “junk” bonds. Obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities need not have a rating. See Annex A in the statement of additional information for a description of bond ratings. Fixed income instruments include, but are not limited to, U.S. Treasuries and debt of U.S. governmental agencies, debt of government-related entities, obligations of supranational organizations, corporate bonds, commercial and residential mortgage-backed securities, convertible bonds and asset-backed securities.
The Parnassus Fixed Income Fund invests primarily in investment-grade securities. Because of this emphasis on quality and safety, the Fund’s yield may not be as high as it otherwise might be.
The Fund may also invest in mortgage-backed securities, unrated securities and convertible securities, which may or may not be investment grade, and other non‑investment grade securities. Specifically, the Fund may, as an operating policy, invest up to 20% of its assets in non‑investment grade bonds, or securities determined by the Adviser to be of equal credit quality. These investments are considered more risky due to their non‑investment grade status. The holders of non‑investment grade bonds are typically compensated for the increased risk by higher available yields. The Fund may also invest in convertible debentures (bonds that can be converted into stock or other equity in the issuing company) or convertible preferred stock. Convertible securities may not have an investment-grade rating and only need a rating of B‑ or better, or, if unrated, must have been determined by the Adviser to be of comparable credit quality. If these instruments are converted into stock, the Fund may hold the stock until sale.
The Parnassus Fixed Income Fund may invest in long-term, intermediate-term or short-term fixed income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund include preferred stock, convertible preferred stock and convertible bonds, as well as securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include, on a non‑principal basis, derivative securities such as collateralized mortgage obligations and asset-backed securities.
For temporary defensive purposes or in response to adverse market, economic or political conditions, the

Prospectus • 2021

Fund may invest a substantial portion of its assets in short-term, money-market instruments. To the extent that the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.
Responsible Investment Policy
The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes environmental, social and governance factors into account in making investment decisions. The Funds seek to invest in companies with positive performance on environmental, social and governance criteria. The ESG factors the Adviser evaluates are the Environment, Community, Customers, Workplace and Governance. Issues that fall under these factors include, but are not limited to:

∎	Corporate governance and business ethics

∎	Employee benefits and corporate culture

∎	Stakeholder relations

∎	Charitable giving

∎	Product safety

∎	Customers and supply chain

∎	Environmental impact
No company is perfect in all these areas, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser uses strategic engagement, which may include direct communication, such as letters, emails, phone calls or in‑person meetings, with company management teams to encourage positive change on ESG factors. The Adviser also votes proxies consistent with its proxy voting policies and procedures, which are stated in the SAI. With regard to the Parnassus Fixed Income Fund, the Adviser will take into consideration factors specific to fixed income investments when making these value judgments. The Fixed Income Fund may invest in securities that are appropriate based on their specific criteria, but that may not be appropriate for the U.S. equity funds.
The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Funds are fossil-fuel free, meaning they do not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; each Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.
The responsible investment criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Boards of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ responsible investment criteria and still enable the Funds to provide a competitive rate of return.
Other Policies and Non‑Principal Risks
In addition to the principal risks under the caption “Summary Section,” and incorporated herein by reference, there are risks related to the Funds’ investment in money-market securities. For temporary purposes, a Fund may invest a portion of its assets in money-market instruments. Although a money-market instrument is designed to be a relatively low‑risk investment, it is not free of risk. For example, increases in interest rates may negatively impact money-market instruments. A Fund may also invest up to 2% of its assets in community-development loan funds. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.
As noted above, each of the Funds may invest up to 2% of its assets in community-development loan funds, such as those that provide financing for small businesses and for low‑ and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary, such as in certificates of deposit issued by community banks and credit unions, or in debt obligations issued by micro-finance institutions. Each of the Funds may invest in obligations issued by the intermediary at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market and thus, no liquidity for these investments. Also, community-development loan funds do not have the same kind of resources that large commercial enterprises do. In general, each of the Funds seeks to invest in community organizations that have had a successful

Prospectus • 2021

record in making these kinds of loans and that are deemed creditworthy by the Adviser.
The Parnassus Fixed Income Fund will consider the ratings of nationally recognized statistical rating organizations (“NRSRO”) when making investment decisions. The ratings of an NRSRO, however, represent only that NRSRO’s opinion as to the quality of the fixed income securities it rates, and such ratings are not absolute standards or guarantees of the quality of those securities.
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Adviser and/or the Funds’ service providers (including, but not limited to, Fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
The statement of additional information for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website, www.parnassus.com.

Prospectus • 2021

Management of the Funds

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the oversight of the Funds’ Boards of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds trust since 1984 and of the Parnassus Income Funds trust since 1992.
Benjamin E. Allen is a Portfolio Manager of the Parnassus Core Equity Fund and has served in this capacity since 2012. He is President and Chief Executive Officer of Parnassus Investments, where he has worked since 2005, and is also President and a Trustee of the Funds.
Todd C. Ahlsten is the lead Portfolio Manager of the Parnassus Core Equity Fund and has been a Portfolio Manager of the Fund since 2001. He is a Vice President and Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is also a Vice President of the Funds.
Matthew D. Gershuny is the lead Portfolio Manager of the Parnassus Mid Cap Fund and has been as a Portfolio Manager of the Fund since 2008. He is a Vice President and Deputy Chief Investment Officer at Parnassus Investments, where he has worked since 2006.
Lori A. Keith is a Portfolio Manager of the Parnassus Mid Cap Fund and has served in this capacity since 2008. She is a Vice President and Director of Research at Parnassus Investments, where she has worked since 2005.
Ian E. Sexsmith, CFA, is a Portfolio Manager of the Parnassus Mid Cap Growth Fund and has served in this capacity since 2013. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2011.
Robert J. Klaber is a Portfolio Manager of the Parnassus Mid Cap Growth Fund and has served in this capacity since 2016. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2012.
Billy J. Hwan, CPA, CFA, is the Portfolio Manager of the Parnassus Endeavor Fund and has served as a portfolio manager of the Fund since 2018. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2012.
Samantha D. Palm is the lead Portfolio Manager of the Parnassus Fixed Income Fund and has been a Portfolio Manager of the Fund since 2013.
Minh T. Bui is a Portfolio Manager of the Parnassus Fixed Income Fund and has served in this capacity since May 1, 2020. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2005.
The statement of additional information for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

∎
Parnassus Core Equity Fund: 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million; 0.60% of the next $9.5 billion and 0.55% of the amount above $10 billion.

∎	Parnassus Mid Cap Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million.

∎	Parnassus Endeavor Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.65% of the amount above $500 million.

∎	Parnassus Mid Cap Growth Fund: 0.70% of the first $100 million in assets; 0.65% of the next $100 million and 0.60% of the amount above $200 million.

∎	Parnassus Fixed Income Fund: 0.50% of the first $200 million in assets; 0.45% of the next $200 million and 0.40% of the amount above $400 million.

Prospectus • 2021

After taking into account the expense reimbursements (more fully described below), the following details what was actually charged in 2020:

∎	For the Parnassus Core Equity Fund, the net investment advisory fee was 0.58% and the gross investment advisory fee was 0.58%.

∎	For the Parnassus Mid Cap Fund, the net investment advisory fee was 0.70% and the gross investment advisory fee was 0.71%.

∎	For the Parnassus Endeavor Fund, the net investment advisory fee was 0.67% and the gross investment advisory fee was 0.67%.

∎	For the Parnassus Mid Cap Growth Fund, the net investment advisory fee was 0.62% and the gross investment advisory fee was 0.62%.
∎	For the Parnassus Fixed Income Fund, the net investment advisory fee was 0.41% and the gross investment advisory fee was 0.48%.
The differences between the gross and net investment advisory fees for the Parnassus Mid Cap Fund and Parnassus Fixed Income Fund are the result of contractual investment advisory fee waivers by Parnassus Investments.
Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses for the following Funds, as stated below (as a percentage of net assets):

	Investor Shares	Institutional Shares
Parnassus Core Equity Fund	0.84%	0.62%
Parnassus Mid Cap Fund	0.98%	0.75%
Parnassus Endeavor Fund	0.94%	0.71%
Parnassus Mid Cap Growth Fund	0.83%	0.68%
Parnassus Fixed Income Fund	0.68%	0.45%
The contractual figures shown in the table above represent a cap on the total operating expenses. The actual total operating expenses of a Fund may be lower than this cap. See the Summary Section for each Fund for more information.
These agreements will not be terminated prior to May 1, 2022 and may be continued indefinitely by the Adviser on a year‑to‑year basis.
A discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30.

Prospectus • 2021

Investing with Parnassus Funds

How to Purchase Shares
You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.
Choosing a Share Class
Each of the Funds offers two classes of shares: Investor Shares and Institutional Shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Shares may be subject to fees resulting from account servicing charged to the Fund. Institutional Shares are available to investors who invest directly in the Fund and have a minimum investment of $100,000. Institutional Shares are also available through certain financial intermediaries and service providers.
If you invest through a financial intermediary, the $100,000 minimum for Institutional Shares may be met if your financial intermediary aggregates your investments with those of other clients, including group retirement plans, for which the intermediary provides services, into a single group, or omnibus, account that meets the minimum. Group retirement plans include defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans that maintain an omnibus account. The $100,000 minimum for Institutional Shares may be met if the investor intends to invest at least $100,000 in the Institutional Shares within a period of 12 months.
The minimum initial investment may be waived at the discretion of the Parnassus Funds for Institutional Shares purchased by individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services, and for accounts invested through fee‑based advisory accounts and similar programs with approved intermediaries.
The minimum initial investment may be waived at the discretion of the Parnassus Funds for Investor Shares purchased by a group retirement plan or individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers Investor Shares through a no‑load network or platform, and for accounts invested through fee‑based advisory accounts and similar programs with approved intermediaries.
Accounts invested in Institutional Shares that fall below the $100,000 minimum investment value due to redemptions, and that are not subject to an exception to the minimum, may be converted to the Investor share class via a tax‑free share class conversion. The Funds will give shareholders whose shares are subject to this conversion 60 days’ prior written notice in which to purchase sufficient shares to avoid this conversion.
Types of Accounts
The Funds offer the following types of accounts. The initial account minimums in this section refer to the Investor Shares. The initial account minimums for the Institutional Shares are described above.
Individual or Joint Ownership Account
You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000 per fund; however, the minimum is lowered to $500 per fund if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information.
Custodial Account
You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500 per fund.
Traditional IRA, Roth IRA or SEP IRA Accounts
Through the Funds, you can open tax‑deferred retirement accounts for individuals. An initial investment must be at least $500 per fund; however, the minimum is waived if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Funds.

Prospectus • 2021

Trust Account
A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000 per fund; however, the minimum is lowered to $500 per fund if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information.
Corporate Account
A partnership or corporation can open an account. The Funds require the Articles of Incorporation or Partnership Agreement with the appropriate signatures for the account. An initial minimum investment must be at least $2,000 per fund; however, the minimum is lowered to $500 per fund if you sign up for our automatic investment plan. See the Automatic Investment Plan section for more information.
Subsequent investments for all accounts must be at least $50 per fund.
Direct Purchase of Shares
You can open an account or purchase additional shares in the following ways:
Internet
To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus Funds debit your bank account.
Mail
To open an account by mail, an investor should complete and mail the application form along with a check payable to “Parnassus Funds.” With additional investments, shareholders should also write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason. The application should be mailed to the following address:
Parnassus Funds
c/o Ultimus Fund Solutions
P.O. Box 541150
Omaha, NE 68154-9150
For overnight delivery, use the following address:
Parnassus Funds
c/o Ultimus Fund Solutions
4221 N. 203rd Street, Suite 100
Elkhorn, NE 68022
Telephone
If your account is eligible, you can call the Funds at (800) 999‑3505 to make an exchange or purchase additional shares. The telephone purchase option may not be used for initial purchases of shares of the Funds, but may be used for subsequent purchases. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
Automatic Investment Plan
After making an initial investment to open an account, a shareholder may purchase additional shares of the Funds ($50 minimum per fund) via the Automatic Investment Plan (“AIP”). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice. You can elect this option by filling out the AIP section on the new account form. If you already have an account, you may fill out the Automatic Investment Plan form, or sign up online at www.parnassus.com.
Parnassus Funds reserves the right to reject any purchase order. If an investment order is received in good order before 4:00 p.m. Eastern Time, it will be processed at the net asset value (“NAV”) calculated on the same business day. If an investment is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The Funds consider a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the applicable Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature. See the caption “Net Asset Value” for a discussion on the calculation of NAV. A fee will be assessed if the purchase by electronic bank transfer cannot be made due to insufficient funds, stop payment or for any other reason.
There is no sales charge for the purchase of shares from the Funds, but investors may be charged a transaction fee or other fee on their behalf by an

Prospectus • 2021

investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares of the Funds.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. The Funds may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Such information will be used only for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions. Permanent addresses containing only a P.O. Box will not be accepted. The Funds’ Anti-Money Laundering Program is supervised by the Funds’ Anti-Money Laundering Officer, subject to the oversight of the Boards of Trustees. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Purchasing Shares from Broker-Dealers, Financial Institutions and Others
Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee at either the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or to the Adviser. Some broker-dealers may purchase and redeem shares on a three‑day settlement basis.
The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds. Servicing Agents may:

∎
Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’ minimum purchase requirement.

∎	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

∎	Charge fees to their customers for the services provided. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

∎
Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), it will receive same day pricing.

∎
Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Depending on your Servicing Agent’s arrangement with the Parnassus Funds, you may qualify to purchase Institutional Shares.
If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent, because particular Servicing Agents may adopt policies or procedures that are separate from those described in this prospectus. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility

Prospectus • 2021

of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place your order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.
How to Redeem Shares
When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre‑designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your bank account of record in one business day. The Funds normally send out redemption checks by U.S. mail, but the Funds can send a redemption check by overnight delivery. A fee will be assessed for shipping.
Redemption amounts of over $50,000 may be requested only by mail. If a redemption order is received in good order before 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the same business day. If a redemption order is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. The redemption order must include your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. The Funds must have a change‑of‑address on file for 30 days before the Funds will send redemption or distribution checks to the new address.
The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require an original certified copy of the death certificate. Contact the Funds by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.
You can redeem your shares by:
Internet
If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com.
Mail
You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. Send the request to:
Parnassus Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 541150
Omaha, NE 68154-9150
For overnight delivery, please send the request to:
Parnassus Funds
c/o Ultimus Fund Solutions
4221 N. 203rd Street, Suite 100
Elkhorn, NE 68022
Fax
The maximum amount that can be redeemed through request by fax is $50,000 per account. You can fax your redemption request to (402) 963‑9094. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders.
Telephone
For eligible accounts, you can redeem your shares, up to a maximum dollar amount of $50,000 per account, by calling (800) 999–3505. The telephone transaction privilege also allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund managed by Parnassus Investments. Shareholders who elect to use telephone transaction privileges must indicate this on the account application form. Neither the Funds nor their transfer agent, Ultimus Fund Solutions, will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has

Prospectus • 2021

been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.
Procedures may include one or more of the following: recording all telephone calls requesting telephone transactions, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone transaction is made. The Funds and their transfer agent, Ultimus Fund Solutions, may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transactions and may choose to make all transactions in writing. The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days’ prior written notice to shareholders.
Systematic Withdrawal Program
You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and direct-deposit the proceeds into your bank account or mail you a check.
Redeeming Shares through Servicing Agent
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.
If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.
Other Redemption Information
If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days, but the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. However, payment may be delayed for any shares purchased by check or ACH (Automated Clearing House) for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Funds to determine that the purchase check or ACH (Automated Clearing House) will be honored.
The Parnassus Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
The Funds will typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.
The Funds reserve the right to redeem in‑kind. Redemptions in‑kind may be used in normal market conditions, and may also be used in stressed market conditions. Normally, an in‑kind redemption of portfolio securities will be distributed on a pro rata basis. However, if the Funds determine that a pro rata distribution of portfolio securities held by a Fund is not practical or in the best interests of shareholders, the in‑kind redemptions may be in the form of pro‑rata slices of a Fund’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Prospectus • 2021

Wire
If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a Medallion Signature Guarantee unless wiring instructions were previously filed with the Funds.
Medallion Signature Guarantee
Certain types of transactions require a Medallion Signature Guarantee:

∎	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

∎	Redemption proceeds sent to a bank account that is not the bank account of record

∎	A redemption check made payable or sent to someone other than the named account owner

∎	Changing the shareholder of record on an account (A Signature Validation Program Stamp is also acceptable for this change)

∎	Redemptions that exceed $100,000
A Medallion Signature Guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a Medallion Signature Guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a Medallion Signature Guarantee. The Funds may waive the requirement for a Medallion Signature Guarantee in certain circumstances.
Redemption of Small Accounts
The Funds may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account balance falls below $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption. The Funds may immediately, without prior written notice, redeem all of the shares of any shareholder whose account balance falls below $100 after a redemption.
Holds on Redemptions
If you purchased shares by check, the Funds may delay a redemption request for shares that were purchased in the past 15 days, in order to allow the Funds time to determine if your purchase check cleared.
Online and Telephone Transactions
Depending on the type of account, you may make shareholder transactions online or over the telephone. The Funds take steps to confirm your identity to prevent fraud, including confirming some of your personal information that they have on file. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receiving them. If you do not want the ability to conduct transactions online or over the telephone, please indicate that on your account application or call the Funds at (800) 999–3505.
Inactive Accounts
Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Market Timing Policies and Procedures
Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’

Prospectus • 2021

Boards of Trustees have adopted a policy of discouraging frequent purchases and redemptions of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Boards of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading.
Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Funds’ restrictions on frequent trading. These transactions include, but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under model portfolio programs) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor; and (6) transfers of assets that are non‑investor driven. The Adviser and the Funds’ Boards of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.
If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor (collectively, “financial intermediaries”), the Funds may apply these market timing policies and procedures to the account. The Funds generally are dependent on the financial intermediaries in monitoring trading frequency and therefore in applying the Funds’ market timing policies and procedures. In this regard, the Funds have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediaries must, upon request, provide the Funds with certain shareholder and identity trading information to assist the Funds in enforcing their market timing policies and procedures.
The Funds reserve the right to reject any purchase or exchange transactions at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.
Exchanging Shares
The proceeds from a redemption of shares of one Fund can be used to purchase shares of the other Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.
Converting Shares
Each Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and minimum account sizes. Investor Shares of a Fund may be converted into Institutional Shares of such Fund if your account balance is at least $100,000. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event.
If an investor’s account balance in Institutional Shares falls below $100,000, Parnassus Funds may convert the shares into Investor Shares. Parnassus Funds will notify the investor in writing before the mandatory conversion. The Funds will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.
Net Asset Value
The NAV for the Funds will be calculated on each day the NYSE is open for trading. If the NYSE is not open, then the Funds do not determine their net asset value, and investors may not purchase or redeem shares of the Funds. The NYSE is closed on national holidays, Good Friday and weekends. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. If the NYSE closes early, then the NAV of the Funds will be calculated as of the early close of the NYSE. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

Prospectus • 2021

The NAV per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) securities for which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the statement of additional information for more details.
Index Descriptions
S&P 500® Index
The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The S&P 500® Index is a trademark of Standard & Poor’s Financial Services LLC. The index is used herein for comparative purposes in accordance with SEC regulations.
Russell Midcap® Index
The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The Russell Midcap® Index is a trademark of the Frank Russell
Company. The index is used herein for comparative purposes in accordance with SEC regulations.
Russell Midcap® Growth Index
The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price‑to‑book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The Russell Midcap® Growth Index is a trademark of the Frank Russell Company. The index is used herein for comparative purposes in accordance with SEC regulations.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible. The index is used herein for comparative purposes in accordance with SEC regulations.
Additional Information Specific to Foreign Securities
The values of any foreign securities held by the Funds are converted to U.S. dollars using exchange rates determined as of the close of trading on the NYSE and in accordance with the Fund’s pricing policies. The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and the Adviser.
Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the NAVs of the Funds may be affected on days when shareholders are not able to purchase or redeem shares. For valuation purposes, quotations of foreign portfolio securities and other assets and liabilities stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

Prospectus • 2021

Distributions and Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax‑exempt shareholders or those holding Fund shares through a tax‑advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
The Funds’ distributions, whether received in cash or additional shares of a Fund, may be subject to federal, state and local income tax. These distributions may be taxed as ordinary income, dividend income or long-term capital gain.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Fund shares that have appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.
The Funds will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.
In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.
If you hold Fund shares through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from the Funds or redeem shares, you may be subject to backup withholding.

Prospectus • 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus • 2021

Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report of the Funds, which is available upon request.
Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
2020	$47.03	$0.33	$9.44	$9.77	$(0.31)	$(2.84)	$(3.15)
2019	38.99	0.36	11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	(1.49)
Parnassus Core Equity Fund – Institutional Shares
2020	47.10	0.44	9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46	11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	(1.57)
Parnassus Mid Cap Fund – Investor Shares
2020	35.63	0.12	5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17	8.08	8.25	(0.18)	(1.30)	(1.48)
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	(0.80)
Parnassus Mid Cap Fund – Institutional Shares
2020	35.68	0.20	5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	(0.83)
Parnassus Endeavor Fund – Investor Shares
2020	38.18	0.28	10.19	10.47	(0.34)	-	(0.34)
2019	28.87	0.25	9.36	9.61	(0.30)	-	(0.30)
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	(1.07)
Parnassus Endeavor Fund – Institutional Shares
2020	38.19	0.36	10.22	10.58	(0.41)	-	(0.41)
2019	28.89	0.34	9.36	9.70	(0.40)	-	(0.40)
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	(1.12)

Prospectus • 2021

Net Asset Value End of Year	Total Overall Return	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b),(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Year (000s)
Parnassus Core Equity Fund – Investor Shares
$53.65	21.19%	0.84%	0.84%	0.69%	37.15%	$11,906,386
47.03	30.69	0.86	0.86	0.78	36.88	9,998,994
38.99	(0.18)	0.87	0.87	1.03	31.43	8,172,571
42.67	16.58	0.87	0.87	1.09	24.52	9,870,059
39.29	10.41	0.87	0.87	1.03	22.89	10,200,768
Parnassus Core Equity Fund – Institutional Shares
53.75	21.47	0.62	0.62	0.91	37.15	11,320,933
47.10	30.96	0.63	0.63	1.02	36.88	8,660,689
39.05	0.05	0.63	0.63	1.24	31.43	6,543,658
42.73	16.81	0.64	0.64	1.31	24.52	6,245,179
39.35	10.61	0.66	0.66	1.25	22.89	4,597,160
Parnassus Mid Cap Fund – Investor Shares
40.78	14.88	0.98	0.98	0.34	41.00	2,749,355
35.63	28.75	1.01	0.99	0.48	28.27	2,381,822
28.86	(6.64)	1.02	0.99	0.71	31.52	1,752,821
32.07	15.79	1.01	0.99	0.83	33.27	2,021,276
28.87	16.07	1.01	0.99	0.75	18.81	1,490,587
Parnassus Mid Cap Fund – Institutional Shares
40.87	15.16	0.76	0.75	0.58	41.00	4,211,267
35.68	29.02	0.75	0.75	0.77	28.27	2,692,990
28.90	(6.39)	0.75	0.75	0.95	31.52	1,073,093
32.11	16.04	0.75	0.75	1.09	33.27	780,372
28.90	16.28	0.80	0.80	0.95	18.81	285,182
Parnassus Endeavor Fund – Investor Shares
48.31	27.42	0.94	0.94	0.75	52.77	2,238,344
38.18	33.29	0.97	0.95	0.73	57.29	2,737,805
28.87	(13.49)	0.95	0.95	1.04	70.96	2,758,361
37.18	19.81	0.92	0.92	0.94	43.21	4,185,857
32.99	21.42	0.97	0.95	0.64	34.08	2,507,515
Parnassus Endeavor Fund – Institutional Shares
48.36	27.72	0.73	0.71	0.96	52.77	1,025,590
38.19	33.57	0.71	0.71	0.97	57.29	1,104,181
28.89	(13.25)	0.72	0.72	1.25	70.96	939,280
37.21	20.03	0.72	0.72	1.12	43.21	1,031,525
33.01	21.68	0.74	0.74	0.80	34.08	295,317

Prospectus • 2021

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Growth Fund – Investor Shares
2020	$50.47	$(0.02)	$14.19	$14.17	$(0.06)	$(3.14)	$(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	(0.92)
Parnassus Mid Cap Growth Fund – Institutional Shares
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	(0.99)
Parnassus Fixed Income Fund – Investor Shares
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	-	(0.39)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	(0.42)
Parnassus Fixed Income Fund – Institutional Shares
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	-	(0.42)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	(0.45)

Prospectus • 2021

Net Asset Value End of Year	Total Overall Return	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b),(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate	Net Assets End of Year (000s)
Parnassus Mid Cap Growth Fund – Investor Shares
$61.44	28.61%	0.83%	0.83%	(0.05)%	82.46%	$860,120
50.47	29.82	0.84	0.84	0.60	43.61	803,731
40.54	(9.73)	0.85	0.85	1.06	47.26	685,715
48.27	16.08	0.84	0.84	0.96	37.45	923,262
44.97	13.46	0.86	0.86	0.90	41.70	775,818
Parnassus Mid Cap Growth Fund – Institutional Shares
61.49	28.81	0.68	0.68	0.09	82.46	218,962
50.43	29.98	0.68	0.68	0.76	43.61	182,443
40.52	(9.57)	0.69	0.69	1.21	47.26	154,445
48.25	16.25	0.69	0.69	1.11	37.45	162,414
44.95	13.59	0.71	0.71	1.04	41.70	78,313
Parnassus Fixed Income Fund – Investor Shares
18.01	7.91	0.74	0.68	1.61	37.77	233,496
17.05	9.63	0.87	0.68	2.22	53.98	160,158
15.92	(1.12)	0.86	0.68	2.64	46.43	157,213
16.54	3.10	0.82	0.68	2.25	38.48	182,161
16.42	2.42	0.80	0.68	2.04	39.47	193,440
Parnassus Fixed Income Fund – Institutional Shares
18.01	8.19	0.55	0.45	1.81	37.77	163,671
17.04	9.82	0.45	0.45	2.44	53.98	69,923
15.92	(0.89)	0.45	0.45	2.90	46.43	58,293
16.54	3.37	0.47	0.47	2.46	38.48	47,365
16.41	2.55	0.49	0.49	2.22	39.47	20,733
(a) Income (loss) from operations per share is based on average daily shares outstanding.
(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.94% for the Parnassus Endeavor Fund–Investor Shares, 0.98% for the Parnassus Mid Cap Fund–
Investor Shares and 0.68% for the Parnassus Fixed Income Fund–Investor Shares.
(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.71% for the Parnassus Endeavor Fund–Institutional Shares, 0.75% for the Parnassus Mid Cap Fund–Institutional Shares and 0.45% for the Parnassus Fixed Income Fund–Institutional Shares.

Prospectus • 2021

General Information
Deloitte & Touche LLP, 555 West 5th Street, Suite 2700, Los Angeles, CA 90013, is the Funds’ independent registered public accounting firm.
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the Funds’ custodian, sub‑administrator and accounting agent.
Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ transfer agent.
Householding Consent
To minimize expenses, we may mail only one copy of the Funds’ prospectus and each annual, semiannual and quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Funds, please call us at (800) 999–3505 (or contact the financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

Prospectus • 2021

Privacy Policy and Practices
Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential shareholders. We have always treated personal information as confidential and want you to be aware of our privacy policies.
What Information We Collect
We may collect and maintain the following nonpublic personal information about you:

∎
information we receive from you on applications or other forms, such as your name, address, e‑mail address, phone number, social security number or tax identification number, assets, income and date of birth; and

∎	information about your transactions with us, our affiliates or others, such as your account number, balance, positions, activity, history, cost basis information and other financial information.
What Information We Disclose
We do not disclose any nonpublic personal information about our shareholders or former shareholders to any third parties, except as permitted or required by law. Parnassus will share information with affiliates if the information is required to provide a product or service you have requested. In addition, we may share such information with non‑affiliated third parties to the extent necessary to effect, process, administer or enforce a transaction that you request or authorize, in connection with maintaining or servicing your account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. These companies are authorized to use your personal information only as necessary to provide these services to us. Relationships with these parties shall be pursuant to a non‑disclosure agreement, protecting the release of shareholder information. We may also disclose information to non‑affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud or complying with an inquiry by a government agency or regulator.
How We Protect Your Information
We restrict access to nonpublic personal information about you to those persons who need to know that information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect the confidentiality, integrity and security of your nonpublic personal information.
We will continue to adhere to the privacy policies and practices in this notice even if your account is closed or becomes inactive.
Additional Rights
You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your nonpublic personal information.
How to Contact Us
Please call us at (800) 999‑3505 if you have any questions regarding our privacy policy. We are open Monday-Friday from 8:30 a.m. to 6:00 p.m. Eastern Time.

Prospectus • 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Parnassus Investments
1 Market Street, Suite 1600
San Francisco, CA 94105
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 West 5th Street, Suite 2700
Los Angeles, CA 90013
Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202
Distributor
Parnassus Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Sign up for electronic delivery of prospectuses, shareholder reports and account statements by accessing your account through www.parnassus.com/login. You can obtain additional information about each of the Funds in the statement of additional information (SAI) dated May 1, 2021, which has been filed with the Securities and Exchange Commission (SEC) and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call the Parnassus Funds at (800) 999‑3505.
The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www. parnassus.com). The general public can review and copy information about the Funds (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Investment Company Act File Number for Parnassus Income Funds is 811‑06673. The Investment Company Act File Number for Parnassus Funds is 811‑04044.

1 Market Street, Suite 1600, San Francisco, CA 94105 (800) 999‑3505 www.parnassus.com

May 1, 2021

STATEMENT OF ADDITIONAL INFORMATION FOR

	Investor Shares		Institutional Shares
Parnassus Core Equity Fund	(PRBLX	)	(PRILX	)
Parnassus Mid Cap Fund	(PARMX	)	(PFPMX	)
Parnassus Endeavor Fund	(PARWX	)	(PFPWX	)
Parnassus Mid Cap Growth Fund	(PARNX	)	(PFPRX	)
Parnassus Fixed Income Fund	(PRFIX	)	(PFPLX	)

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are comprised of two trusts. The Parnassus Funds trust consists of three mutual funds: the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Growth Fund (formerly known as the Parnassus Fund). The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). Each of the Funds offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Funds’ audited financial statements for the fiscal year ended December 31, 2020 are incorporated into this statement of additional information by reference to the Funds’ annual report to shareholders dated December 31, 2020, as filed with the Securities and Exchange Commission on February 5, 2021. This means that you should consider the Funds’ audited financial statements to be part of the statement of additional information. This statement of additional information is not a prospectus and should be read in conjunction with the current prospectus of the Funds, dated May 1, 2021. You may obtain a free copy of the prospectus or the annual report by calling the Funds at (800) 999-3505, writing to the Funds at the above address or by visiting the Funds’ website, www.parnassus.com.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Parnassus Mid Cap Fund, Parnassus Endeavor Fund and the Parnassus Mid Cap Growth Fund is to achieve long-term capital appreciation. The investment objective of the Parnassus Core Equity Fund is both capital appreciation and current income. The investment objective of the Parnassus Fixed Income Fund is to provide a high level of current income consistent with safety and preservation of capital. Each of the Funds is diversified. The Funds’ prospectus describes the investment objective and principal investment strategies of each Fund. Prior to May 1, 2020, the Parnassus Mid Cap Growth Fund was known as the Parnassus Fund.

Investment Restrictions

The Funds have adopted the following investment restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Funds may not:

(1)

With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if, as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)

Issue senior securities, borrow money or pledge their assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)

Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate. (The 1940 Act currently permits investments in commodities.) Each Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)

Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money-market funds.

(10)

Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(11)

Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to a Fund’s borrowing of money. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Portfolio Turnover

The Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Fixed Income Fund did not have significant changes in portfolio turnover rates over the two most recently completed fiscal years. For the year ended December 31, 2019, the turnover rates for the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Fixed Income Fund were 36.88%, 28.27%, 57.29% and 53.98%, respectively. For the year ended December 31, 2020, the turnover rates for the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Fixed Income Fund were 37.15%, 41.00%, 52.77% and 37.77%, respectively. The Parnassus Mid Cap Growth Fund did have a significant change in its turnover rate between 2019 and 2020, due to the Fund’s transition during 2020 from being a multi-cap fund to a mid-cap growth fund. The Parnassus Mid Cap Growth Fund’s turnover rate for the year ended December 31, 2019 was 43.61%, and the Fund’s turnover rate for the year ended December 31, 2020 was 82.46%.

Operating Policies

Each of the Funds has adopted the following operating policies (unless otherwise noted), which may be changed by a vote of the majority of the Funds’ Trustees:

(1)

With the exception of the Parnassus Fixed Income Fund, a Fund may purchase warrants up to a maximum of 5% of the value of its total net assets. The Parnassus Fixed Income Fund may not purchase warrants.

(2)

The Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Growth Fund may not hold or purchase foreign currency except as may be necessary in the settlement of foreign securities transactions. The Parnassus Fixed Income Fund may not hold or purchase foreign currency.

(3)

A Fund may not make illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Illiquid securities include, among others, the following: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time-deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the illiquid securities do not include obligations that are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)

With respect to the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is an operating policy of each of the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Mid Cap Fund invests mainly in companies that have a market capitalization between that of the smallest and largest constituents of the Russell Midcap Index (which was between $0.2 billion and $37.3 billion as of May 29, 2020). The Parnassus Mid Cap Growth Fund invests mainly in companies that have a market capitalization between that of the smallest and largest constituents of the Russell Midcap Growth Index (which was between $0.6 billion and $37.3 billion as of May 29, 2020). The Parnassus Fixed Income Fund invests mainly in fixed income securities, particularly in investment-grade bonds. Attached as Annex A to this statement of additional information is a description of the corporate bond ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. If the Board of Trustees determines to change this non-fundamental policy for these Funds, the Funds will provide 60 days prior written notice to the shareholders before implementing the change of policy.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s investment restrictions made by the Boards of Trustees will be communicated to shareholders prior to their implementation.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). See below for a discussion of recent market developments.

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of such Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect such Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with such Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Recent Market Conditions and Events

Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s (the “UK”) departure from the European Union (the “EU”), the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Funds invest.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named “SARS-CoV-2” (sometimes referred to as the “coronavirus” and abbreviated as “COVID-19”) has resulted in travel restrictions, closed international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations, the entire global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises and related impacts caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its adverse effects, including adverse effects on the Funds, cannot be determined with certainty.

As noted above, it is not possible to know the full extent of the impacts of COVID-19, and they may be short term or may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, the Funds may face challenges with respect to their day-to-day operations if key personnel of the Adviser or other service providers are unavailable due to quarantines and restrictions on travel related to the recent coronavirus outbreak. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Foreign Equity Securities

The Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Growth Fund may each purchase foreign securities and American Depositary Receipts (“ADRs”) of foreign companies up to a maximum of 20% of the value of their total net assets. In addition to ADRs, such Funds may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but are usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value). When determining whether a company’s equity securities are considered to be a “foreign security,” the Adviser typically gives the most weight to the location of the company and the location of the exchange(s) where most of the firms’ equity securities are traded, but each company is evaluated using multiple factors. The location of a company can be determined by where it is organized, where its profits and revenues are derived, and where its assets are located, as well as other factors.

On June 23, 2016, the UK voted in a referendum to leave the EU (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period that lasted until December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect a Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Foreign Fixed Income Securities

The Parnassus Fixed Income Fund may make limited use (not more than 20% of its net assets) of foreign fixed income securities. The foreign fixed income securities in which the Fund may invest must be U.S. dollar denominated, and may include obligations of supranational organizations or corporations. Similar to the Parnassus equity funds, the Adviser gives the most weight to the location of the company’s headquarters and the location of the exchange(s) where most of the firms’ debt is traded when determining if an issuance is a foreign security. Foreign fixed income securities are subject to the same risks as foreign equity securities and to the same risks as other debt securities.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community. Obligations of the World Bank and certain other supranational entities are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. If one or more shareholders of a supranational entity fails to make necessary additional capital contributions, the supranational entity may be unable to pay interest or repay principal on its debt securities.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which a Fund may collect in whole or in part on debt subject to default by a government.

Change or Influence Control over Portfolio Companies

As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company’s management, board of directors and other shareholders when a policy may affect the value of the Fund’s investment or impact the Funds’ social investing criteria. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company’s management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose, or influence a company’s decision-making, (b) to seek changes in a company’s management or board of directors, (c) to effect the sale of all or some of a company’s assets, (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company, or (e) to serve as lead plaintiff in a matter related to a portfolio company.

Investing for purposes of changing or influencing control of management could result in additional expenses to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund’s ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to effect control, which might adversely affect the Fund’s liquidity as well as the sale price of those securities. Finally, greater public disclosure may be required regarding a Fund’s investment and trading strategies in regulatory filings relating to such securities.

Limited Partnerships

With the exception of the Parnassus Fixed Income Fund, each of the Funds may also invest up to 5% of their total net assets in venture-capital limited partnerships. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed-through to its limited partners, such as the Fund, who include their allocated share of the partnership’s income and expenses in their own calculations of income and expense. The investment in limited partnerships may potentially cause non-compliance by the Fund with certain tax laws and regulations and subject the Funds to penalties under the tax laws. Limited partnership units are illiquid (and are subject to the restriction on illiquid investments discussed above) and subject to contractual transfer restrictions, thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. A Fund’s liability generally is limited to the amount of its commitment to the partnership. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.

Warrants and Put and Call Options

Each Fund (excluding the Parnassus Fixed Income Fund), to the extent consistent with its investment objective and investment strategies, may purchase warrants and put and call options on securities. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.

If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Repurchase Agreements

Each of the Funds may purchase the following securities, subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and will continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers (“brokers”), banks or other institutional borrowers of securities. The borrower, at all times during the loan, must maintain with the applicable Fund cash, U.S. government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money-market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

For the fiscal year ended 2020, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
Parnassus Core Equity Fund	$52,747	$1,826	$4,146	$0	$0	$39,473	$0	$45,445	$7,302
Parnassus Mid Cap Fund	$95,650	$8,567	$25,625	$0	$0	$27,190	$0	$61,382	$34,268
Parnassus Endeavor Fund	$387	$58	$99	$0	$0	$0	$0	$157	$230
Parnassus Mid Cap Growth Fund	$46,984	$6,181	$10,951	$0	$0	$5,130	$0	$22,262	$24,722
Parnassus Fixed Income Fund	$17,387	$3,270	$1,038	$0	$0	$0	$0	$4,308	$13,079

1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to the securities lending agent.
3

Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split. The contractual management fees are derived from the pooled cash collateral reinvestment vehicle’s most recently available prospectus or offering memorandum and are an estimate based on the cash collateral reinvestment vehicle’s expense ratio and average annual account balances. Actual fees incurred from a pooled cash collateral reinvestment vehicle may differ due to other expenses, fee waivers and expense reimbursements.

4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

Convertible Securities

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Each Fund, to the extent consistent with its investment objective and investment strategies, may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

LIBOR

Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR came under pressure following manipulation allegations is expected to be discontinued. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.

The administrator of LIBOR has announced that it will consult on its intention to lease the publication of one week and two month USD LIBOR on December 31, 2021, and the remaining USD LIBOR settings on June 30, 2023. The extension from December 31, 2021, to June 30, 2023, is intended to allow most legacy USD LIBOR contracts to mature before USD LIBOR rates are no longer published. Nevertheless, there can be no assurance of a smooth transition away from LIBOR.

Various financial industry groups are planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of June 2023.

High Yield Securities

Greater Risk of Loss. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by a Fund, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower-rated securities.

United States Government Obligations

The Funds may invest in U.S. government obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their stockholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their stockholders, interference with the Funds’ ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private stockholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.

Cybersecurity risks are enhanced during periods of business disruption, particularly during periods of long business disruptions that require an increase in telecommuting, such as disruptions caused by the current coronavirus pandemic, or by other widespread public health emergencies or other natural or man-made disasters.

Mortgage-Backed Securities and Other Asset-Backed Securities

The Parnassus Fixed Income Fund may invest in mortgage-backed and other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which the Parnassus Fixed Income Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans (“ARMs”) that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.

The Parnassus Fixed Income Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Parnassus Fixed Income Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities. The Parnassus Fixed Income Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Fund may invest will ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Parnassus Fixed Income Fund to experience difficulty in valuing or liquidating such securities.

Extension and Prepayment Risk. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Parnassus Fixed Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Parnassus Fixed Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayment risk occurs when declining interest rates cause prepayments to occur faster than expected, thus more quickly removing the mortgages from the pool. In this situation, the Parnassus Fixed Income Fund may not earn the expected return and may experience a loss. Additionally, in this environment, the Parnassus Fixed Income Fund may have to reinvest the proceeds at relatively lower yields. Extension risk occurs in the opposite market condition: when underlying rates are rising faster than expected and loans are not paid off as quickly as expected. In this case, the bond’s maturity is extended, which may impact returns and may cause the Parnassus Fixed Income Fund to miss an opportunity to reinvest at relatively higher yields.

Prepayment and extension risk are more impactful for Residential Mortgage-Backed Securities, or mortgage pass-throughs, including bonds issued by Fannie Mae and Freddie Mac. Residential mortgages have no refinancing restrictions, unlike Commercial Mortgage-Backed Securities, which are comprised of commercial mortgages. Commercial mortgages frequently include provisions such as yield maintenance or additional penalties for early repayment, thereby reducing the likelihood of prepayment. Because extension risk comes from changing rates of prepayment, extension risk is also dampened for these securities.

Liquidity. No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Boards of Trustees. In accordance with such guidelines, the Adviser will monitor the Parnassus Fixed Income Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund will take into account relevant market, trading and investment specific considerations when determining whether a security is an illiquid security. Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.

The Funds have implemented a liquidity risk management program and related procedures to identify illiquid securities pursuant to Rule 22e-4 of the 1940 Act, and the Board of Directors has approved the administrator of the liquidity risk management program. Under the liquidity risk management program, each Fund may invest in illiquid securities; however, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund’s net assets would be invested in such securities. A determination of whether a security is illiquid is based upon guidelines contained in the Funds’ liquidity risk management program and depends upon relevant facts and circumstances. Under the Funds’ liquidity risk management program, the term “illiquid security” means a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities generally include securities subject to restrictions on resale as a matter of contract or law, interest only and principal only mortgage backed securities issued by private issuers and repurchase agreements maturing in more than seven days. The Board of Directors will review no less frequently than annually a written report prepared by the administrator of the Funds’ liquidity risk management program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees.

Responsible Investment Policy

The Adviser considers environmental, social and governance (ESG) characteristics as part of the investment process for the Funds. These considerations may include consideration of third-party research as well as consideration of proprietary research regarding an issuer. The Adviser will consider those ESG characteristics it deems relevant or additive when making investment decisions for the Funds, and seeks to invest in companies with positive performance on environmental, social and governance criteria. The ESG characteristics utilized in the Funds’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

The Adviser uses strategic engagement, which may include direct communication, such as letters, emails, phone calls or in-person meetings, with company management teams to encourage positive change on ESG factors. The Adviser also votes proxies consistent with its proxy voting policies and procedures, which are stated in the SAI. With regard to the Parnassus Fixed Income Fund, the Adviser will take into consideration factors specific to fixed income investments when making these value judgments. The Fixed Income Fund may invest in securities that are appropriate based on their specific criteria, but that may not be appropriate for the U.S. equity funds.

The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Funds are fossil-fuel free, meaning they do not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; each Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.

The responsible investment criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Boards of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ responsible investment criteria and still enable the Funds to provide a competitive rate of return.

ESG characteristics are not the sole considerations when making investment decisions for the Funds. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Funds may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect the Funds’ exposure to certain companies or industries and the Funds may forego certain investment opportunities. While the Funds view ESG considerations as having the potential to contribute positively to their long-term performance, there is no guarantee that such results will be achieved.

Disclosure of Portfolio Holdings

As summarized herein, the Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, and these policies and procedures specify when disclosure is authorized. Included in these policies and procedures are procedures to address conflicts of interest. In addition to the authorized disclosure in the policies and procedures, the Board of Trustees or the Funds’ Chief Compliance Officer may authorize the disclosure of a Fund’s portfolio holdings prior to the public disclosure of such information. The Funds may not receive any compensation for providing portfolio holdings information. The Funds’ Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure policies and procedures.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Boards of Trustees, and the Boards must be afforded the opportunity to determine whether or not to allow such disclosure.

SEC and Website Disclosure

The Funds will publicly disclose all holdings in their semiannual and annual reports to shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR. The Funds post their shareholder reports on their website at www.parnassus.com. The Funds also file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter. Public regulatory filings will also be available on the SEC’s website at www.sec.gov.

The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a more frequent basis than is publicly available (in some cases on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to, and more frequently than, the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as-needed basis in connection with the services they provide to the Funds. In each case, the Funds’ Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm (the “Auditor”), legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

The Funds’ Boards of Trustees have determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Bloomberg L.P.

FactSet

Morningstar, Inc.

Refinitiv (parent company of Lipper)

The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential and that such organizations not trade on such information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Funds’ portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.

MANAGEMENT

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms, and they each oversee five portfolios (Funds) in the Parnassus Funds complex. The Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees (collectively, the “Board”). The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. Previously, Jerome L. Dodson served as the Chairperson of the Board of the Trusts. Effective as of January 1, 2021, Alecia A. DeCoudreaux serves as the Chairperson of the Board, and is the presiding officer at all meetings of the Boards of Trustees.

As Ms. DeCoudreaux, an Independent Trustee, is serving as the Chairperson of the Board, and in that capacity coordinates the activities of the Independent Trustees and the Board as a whole, and acts as a liaison with the Trust’s officers, legal counsel, and other Trustees between meetings, the Independent Trustees have determined that there is not a need for a Lead Independent Trustee function at this time. The Trusts have determined that their leadership structure is appropriate as they believe the structure provides for adequate input and influence from the Independent Trustees and management in overseeing the Funds.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the Auditor of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of the Independent Trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Allen is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser and because he is an officer of the Trusts)

Benjamin E. Allen, 43 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Chief Executive Officer Trustee	Indefinite As President, since 2017 As CEO, since 2018 As Trustee, since January 1, 2021	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017. Vice President of Parnassus Investments from 2008 to 2017; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012. Vice President of Parnassus Funds and Parnassus Income Funds from 2015 to 2017.	None	5

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Donald J. Boteler, 72 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite* Since 2012	Retired. Trustee of FAM Funds since 2012. Since 2016, has served as a member of the Town Council of South Bethany, Delaware and Chairman of the town’s Budget and Finance Committee.	FAM Funds	5

Alecia A. DeCoudreaux, 66 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chairperson	Indefinite* As Trustee, since 2013 As Chairperson, since January 1, 2021	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	CVS Health	5

Kay Yun, 57 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since 2017	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently a trustee at both the American Conservatory Theater and the San Francisco University High School.	None	5

*	Subject to the retirement policy for the independent trustees.

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
OFFICERS

Benjamin E. Allen, 43 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Chief Executive Officer Trustee	Indefinite As President, since 2017 As CEO, since 2018 As Trustee, since January 1, 2021	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017. Vice President of Parnassus Investments from 2008 to 2017; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012. Vice President of Parnassus Funds and Parnassus Income Funds from 2015 to 2017.	None	5

Marc C. Mahon, 43 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Executive Vice President, Principal Accounting Officer and Treasurer	Indefinite As Principal Accounting Officer and Treasurer, since 2007 As Executive Vice President, since 2017	Chief Financial Officer of Parnassus Investments since 2007. Chief Operating Officer of Parnassus Investments since 2018. Executive Vice President of Parnassus Investments since 2017.

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Todd C. Ahlsten, 48 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer and Vice President of Parnassus Investments since 2007; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

John V. Skidmore II, 55 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Funds, Parnassus Income Funds and Parnassus Investments since 2008.

Downey H. Blount, 50 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015	Deputy Chief Compliance Officer of Parnassus Investments since January 1, 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to April 30, 2019. Senior Compliance Officer of Parnassus Investments from 2014 to 2018.

Benjamin E. Allen was appointed as a Trustee effective as of January 1, 2021, replacing Jerome L. Dodson, who retired as a Trustee. Mr. Allen is President and Chief Executive Officer of Parnassus Investments, where he has worked since 2005. He is a portfolio manager of the Core Equity Fund and has been a portfolio manager since 2012. Mr. Allen has been President of the Funds since 2017 and Chief Executive of the Funds since 2017. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a Trustee. Donald J. Boteler and Alecia A. DeCoudreaux have served as Trustees from 2012 and 2013, respectively, and Kay Yun was appointed as a Trustee in 2017. As reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and responsible investing. We believe each takes a constructive and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each should serve as a Trustee. The mandatory retirement age for independent trustees is 75.

For the fiscal year ended December 31, 2020, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $150,000 in addition to reimbursement for certain out-of-pocket expenses. For the fiscal year ending December 31, 2021, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $175,000, in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments (the “Fund Complex”) to the Trustees who are not affiliated with the Adviser for the fiscal year ended December 31, 2020.

Compensation Table

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Donald J. Boteler	$150,000	None	$150,000
Alecia A. DeCoudreaux	$150,000	None	$150,000
Kay Yun	$150,000	None	$150,000

Effective January 1, 2021, the compensation of the independent Trustees changed to $175,000 per year.

(1)	Each of the above named Trustees is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.

The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2020, which is also the valuation date:

Name	Parnassus Core Equity Fund		Parnassus Mid Cap Fund		Parnassus Endeavor Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund	Total in Family of Investment Companies
	Independent Trustees
D. Boteler		$50,001-$100,000	Over $	100,000	Over $	100,000	Over $	100,000	$10,001-$50,000	Over $	100,000
A. DeCoudreaux		$10,001-$50,000		$10,001-$50,000		$50,001-$100,000		$10,001-$50,000	$10,001-$50,000	Over $	100,000
K. Yun	Over $	100,000	Over $	100,000	Over $	100,000		$50,001-$100,000	$1-$10,000	Over $	100,000

The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by Benjamin E. Allen as of December 31, 2020, which is also the valuation date.

Name	Parnassus Core Equity Fund		Parnassus Mid Cap Fund	Parnassus Endeavor Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund		Total in Family of Investment Companies
	Interested Trustee
B. Allen	Over $	100,000	$50,001-$100,000	Over $	100,000	Over $	100,000	Over $	100,000	Over $	100,000

Code of Ethics

The Parnassus Funds have adopted a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments is also subject to this code. The code permits personnel subject to the code to invest in securities, subject to certain restrictions, including, without limitation, pre-clearance requirements. Personnel subject to the code may not invest in securities purchased or held by the portfolios of the Parnassus Funds, but may continue to hold securities they purchased prior to one of the Parnassus Funds purchasing or investing in such securities. Parnassus Funds Distributor, LLC (“Distributor”) relies on the principal underwriters exception under Rule 17j-1(c)(3), as the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

Proxy Voting

Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex B attached to this statement of additional information. Proxy voting expenses incurred by the Adviser on behalf of the Funds and other accounts will be fairly and equitably allocated among the Funds and the other accounts holding the applicable securities. The actual voting records for the portfolios of the Parnassus Funds are available on the Funds’ website, www.parnassus.com, and on the website of the SEC at www.sec.gov, both free of charge. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives information about the votes in real time, or as soon as possible after a vote has been cast.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2021

Parnassus Core Equity Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	34.66%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	17.95%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	6.81%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	6.71%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	6.65%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	5.35%

Parnassus Core Equity Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	25.30%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	21.34%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	10.04%
JP Morgan Securities, LLC	4 Chase Metrotech Ctr., 3rd Fl.	Brooklyn, NY 11245	9.35%

*

The shares owned by Charles Schwab, Inc., National Financial Services, LLC, Raymond James, TD Ameritrade, Inc., LPL Financial, American Enterprise Investment Service, Pershing, LLC and JP Morgan Securities, LLC were owned of record only.

As of March 31, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Core Equity Fund-Investor shares and the Parnassus Core Equity Fund-Institutional shares respectively.

Parnassus Mid Cap Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	24.66%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	17.11%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	9.52%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	7.44%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	7.16%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	6.98%
Morgan Stanley Smith Barney, LLC	1 New York Plz 12th Fl.	New York, NY 10004	5.43%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	5.19%

Parnassus Mid Cap Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	33.29%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	14.87%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	9.92%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	8.98%
Wells Fargo Clearing Services, LLC	2801 Market Street	St. Louis, MO 63103	5.22%

*

The shares owned by National Financial Services, LLC, Charles Schwab, Inc., American Enterprise Investment Service, Raymond James, TD Ameritrade, Inc., LPL Financial, Morgan Stanley Smith Barney, LLC, Pershing, LLC and Wells Fargo Clearing Services, LLC were owned of record only.

As of March 31, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Mid Cap Fund-Investor shares and the Parnassus Mid Cap Fund-Institutional shares respectively.

Parnassus Endeavor Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	33.65%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	13.37%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	7.70%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	6.30%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	5.83%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	5.11%

Parnassus Endeavor Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	22.85%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	13.90%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4800 Deer Lake Dr. E 1st Fl.	Jacksonville, FL 32246	9.99%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	8.22%
Wells Fargo Clearing Services, LLC	2801 Market Street	St. Louis, MO 63103	7.08%

*

The shares owned by National Financial Services, LLC, Charles Schwab, Inc., American Enterprise Investment Service, TD Ameritrade, Inc., Pershing LLC, LPL Financial, Merrill Lynch, Pierce, Fenner & Smith, Inc. and Wells Fargo Clearing Services, LLC were owned of record only.

As of March 31, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Endeavor Fund-Investor shares and the Parnassus Endeavor Fund-Institutional shares respectively.

Parnassus Mid Cap Growth Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	15.19%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	11.50%

Parnassus Mid Cap Growth Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	10.84%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	7.70%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	5.06%

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC and Pershing, LLC were owned of record only.

As of March 31, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Mid Cap Growth Fund-Investor shares and 1.45% of the Parnassus Mid Cap Growth Fund-Institutional shares respectively.

Parnassus Fixed Income Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
WTRISC Co.	777 North Capitol Street, NE	Washington, DC 20002	21.96%
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	19.98%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	11.74%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	7.42%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	5.65%

Parnassus Fixed Income Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab, Inc.	101 Montgomery Street	San Francisco, CA 94104	37.78%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	22.15%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	7.11%

*	The shares owned by WTRISC Co., Charles Schwab, Inc., National Financial Services, LLC, Pershing, LLC and TD Ameritrade, Inc. were owned of record only.

As of March 31, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Fixed Income Fund-Investor shares and 2.49% of the outstanding shares of the Parnassus Fixed Income Fund-Institutional shares respectively.

STANDING AUDIT COMMITTEE

The Audit Committee currently consists of Donald J. Boteler, Alecia A. DeCoudreaux and Kay Yun. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ Auditor, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The Auditor is responsible to the Boards of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2020.

In overseeing the Auditor, the Audit Committee: (1) reviews the Auditor’s independence from the Funds and management, and from the Adviser; (2) reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence; (3) reviews the Auditor’s performance, qualifications and quality control procedures; (4) reviews the scope of and overall plans for the annual audit; (5) reviews the Auditor’s performance, qualifications and quality control procedures; (6) consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management; (7) reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and (8) reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

In determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm, the Audit Committee takes into consideration a number of factors, including for example the following: (1) the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm; (2) the Auditor’s historical and recent performance on the audit; (3) an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor; (4) the quality of the audit Committee’s ongoing discussions with the Auditor; (5) an analysis of the Auditor’s known legal risks and significant proceedings; and (6) external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on the Auditor and its peer firms. Based on the audit committee’s evaluation, the Audit Committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

THE ADVISER

Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds, including supervising relations with the custodian, transfer agent, Auditor and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Jerome L. Dodson, the Chairperson of Parnassus Investments and former Chairperson of the Board of the Parnassus Funds trust and the Parnassus Income Funds trust, owns and controls the majority of the stock of the Adviser via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of the Adviser.

The Parnassus Core Equity Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million in assets, 0.70% of the next $70 million, 0.65% of the next $400 million, 0.60% of the next $9.5 billion and 0.55% of the amount above $10 billion. During 2018, 2019 and 2020, the Parnassus Core Equity Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2020	$110,353,220	$0	$110,353,220	$0
2019	$98,972,398	$0	$98,972,398	$0
2018	$93,277,197	$0	$93,277,197	$0

The Parnassus Mid Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.70% of the amount above $500 million. During 2018, 2019 and 2020, the Parnassus Mid Cap Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2020	$38,541,003	$278,485	$38,262,518	$0
2019	$26,923,280	$413,767	$26,509,513	$0
2018	$20,408,034	$575,367	$19,832,667	$0

The Parnassus Endeavor Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the first $100 million in assets, 0.80% of the next $100 million, 0.75% of the next $300 million and 0.65% of the amount above $500 million. During 2018, 2019 and 2020, the Parnassus Endeavor Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2020	$20,281,925	$148,628	$20,133,297	$0
2019	$26,559,525	$603,973	$25,955,552	$0
2018	$33,448,863	$0	$33,448,863	$0

The Parnassus Mid Cap Growth Fund pays the Adviser a fee for services performed at the annual rate of 0.70% of the first $100 million in assets, 0.65% of the next $100 million and 0.60% of the amount above $200 million. During 2018, 2019 and 2020, the Parnassus Mid Cap Growth Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2020	$5,772,003	$0	$5,772,003	$0
2019	$5,813,265	$0	$5,813,265	$0
2018	$6,191,805	$0	$6,191,805	$0

The Parnassus Fixed Income Fund pays the Adviser a fee for services performed at the annual rate of 0.50% of the first $200 million in assets, 0.45% of the next $200 million and 0.40% of the amount above $400 million.

During 2018, 2019 and 2020, the Parnassus Fixed Income Fund paid to Parnassus Investments the following fees under the Agreement:

Fiscal Year End	Total Fees	Fees Waived	Fees Retained	Reimbursements in Addition to Fee Waivers
2020	$1,509,642	$232,872	$1,276,770	$0
2019	$1,105,326	$305,569	$799,757	$0
2018	$1,100,446	$312,154	$788,292	$0

The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses for the following Funds, as stated below (as a percentage of net assets):

	Investor Shares	Institutional Shares
Parnassus Core Equity Fund	0.84%	0.62%
Parnassus Mid Cap Fund	0.98%	0.75%
Parnassus Endeavor Fund	0.94%	0.71%
Parnassus Mid Cap Growth Fund	0.83%	0.68%
Parnassus Fixed Income Fund	0.68%	0.45%

These agreements will not be terminated prior to May 1, 2022 and may be continued indefinitely by the Adviser on a year-to-year basis.

A discussion regarding the basis for the Boards of Trustees approving the renewal of each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semiannual report to shareholders for the most recent semiannual period ended June 30.

In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses related to the preparation of tax returns for the Funds; (vii) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (viii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (ix) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (xi) all other expenses incidental to holding meetings of the Funds’ shareholders; (xii) security pricing services of third-party vendors; (xiii) the cost of providing the record of proxy votes on the website; (xiv) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the Agreement states that the Adviser may consider research provided by brokerage firms.

Parnassus Investments serves as the fund accounting and fund administration agent for the Fund, pursuant to that certain Amended and Restated Agreement for Fund Accounting and Fund Administration Services. On May 1, 2020, Brown Brothers Harriman was appointed as sub-administrator and assumed the fund accounting duties when it entered into that certain Administrative Agency Agreement with Parnassus Investments. In this capacity, Brown Brothers Harriman handles all fund accounting services, including calculating the daily net asset values and is paid a fee for these Services by Parnassus Investments. As fund accountant and fund administrator, Parnassus Investments received the amounts detailed below. For the year ended December 31, 2018, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $5,084,383, $908,719, $1,604,046, $320,115 and $70,683, respectively. For the year ended December 31, 2019, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $5,403,636, $1,202,092, $1,265,140, $299,542 and $70,897, respectively. For the year ended December 31, 2020, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $5,953,474, $1,697,397, $942,929, $292,326 and $97,598, respectively.

PORTFOLIO TRANSACTIONS

In connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such brokers as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

The research services discussed above may be provided in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research that the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include FactSet investment analytics tools, Bloomberg information and research, MSCI social research, publications containing investment information and recommendations and individual reports written about specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

The Adviser also participates in “commission sharing arrangements” to receive eligible research and brokerage products and services. In commission sharing arrangements, the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

During 2020, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund and the Parnassus Mid Cap Growth Fund paid $667,618, $199,854, $83,458 and $54,365, respectively, to Bank of New York Convergex in brokerage commissions under a commission sharing arrangement, as described above.

In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money-market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price that includes compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

During 2018, 2019 and 2020, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid brokerage commissions and made payments in conjunction with brokerage and research services, as stated below.

Fund Name	Year Paid	Brokerage Commissions	Brokerage and Research Services	Total Transactions
Parnassus Core Equity Fund	2018	$1,629,015	$1,139,746	$10,987,973,852
Parnassus Mid Cap Fund	2018	$637,956	$552,352	$1,990,062,336
Parnassus Endeavor Fund	2018	$1,336,898	$1,188,653	$7,183,143,949
Parnassus Mid Cap Growth Fund	2018	$394,692	$349,067	$1,045,525,281
Parnassus Fixed Income Fund	2018	$3,820	$3,820	$199,737,055
Parnassus Core Equity Fund	2019	$1,990,209	$1,258,259	$12,653,562,662
Parnassus Mid Cap Fund	2019	$882,608	$744,266	$3,404,852,364
Parnassus Endeavor Fund	2019	$1,126,473	$976,717	$5,505,307,234
Parnassus Mid Cap Growth Fund	2019	$279,160	$245,192	$890,996,081
Parnassus Fixed Income Fund	2019	$2,359	$2,359	$223,020,674
Parnassus Core Equity Fund	2020	$2,046,243	$1,327,943	$14,495,892,461
Parnassus Mid Cap Fund	2020	$1,447,029	$1,247,175	$5,180,579,622
Parnassus Endeavor Fund	2020	$835,700	$746,035	$3,750,406,373
Parnassus Mid Cap Growth Fund	2020	$352,800	$298,435	$1,679,280,075
Parnassus Fixed Income Fund	2020	$1,956	$1,956	$357,618,132

Parnassus Investments has clients other than the Parnassus Funds that have objectives similar to the Funds. Normally, orders for securities trades are placed separately for each client. However, some recommendations may result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients may be aggregated. In cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order reflects the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

Prior to May 1, 2019, the distributor of the Funds, Parnassus Funds Distributor, LLC, was a wholly-owned subsidiary of the Adviser. Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2018.

Effective as of May 1, 2019, Parnassus Funds Distributor, LLC was acquired by Foreside Distributors, LLC (“Foreside Distributors”). The Trust has entered into a distribution agreement (the “Distribution Agreement”) under Distributor, a wholly-owned subsidiary of Foreside Distributors, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the distributor of each Fund in connection with the continuous offering of the Funds’ shares. The Distributor distributes shares of the Funds on a best efforts basis and is not obligated to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated in any way with the Funds or the Adviser.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Parnassus Investments agrees that the name “Parnassus Funds” may be used by Foreside Distributors and its subsidiary, Parnassus Funds Distributor, LLC, in connection with providing services to the Trust on a royalty-free basis. Parnassus Investments has reserved to itself the right to grant the non-exclusive right to use the name “Parnassus Funds” to any other person. The License Agreement provides that at such time as the License Agreement is no longer in effect, Foreside Distributors and Distributor will cease using the name “Parnassus.”

SHAREHOLDER SERVICING PLAN

Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services, including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these third party services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Institutional Shares are not subject to any service fees, pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares (the making of such payments could create a conflict of interest for financial intermediaries receiving such payments). To the extent any of the shareholder services are provided by Parnassus Investments, Parnassus Investments does not receive any additional compensation outside of what it receives for acting as fund accounting and fund administration agent under the Agreement for Fund Accounting and Fund Administration Services. For the year ended December 31, 2018, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $21,424,063, $4,340,197, $8,629,687, $1,111,230 and $321,409, respectively. For the year ended December 31, 2019, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $21,703,442, $4,974,888, $6,883,205, $1,024,577 and $304,591, respectively. For the year ended December 31, 2020, the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid service providers the following amounts: $21,775,042, $5,102,201, $4,440,410, $973,146 and $304,340, respectively.

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Funds may pay fees to financial intermediaries, such as brokers or third-party administrators, for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Fees paid pursuant to such agreements are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (ii) the number of accounts held by Fund shareholders that are serviced by a financial intermediary. Any fees paid pursuant to such agreements may be in addition to, rather than in lieu of, fees the Funds may pay to financial intermediaries.

The Adviser also may pay certain financial intermediaries for certain activities related to the Funds. These payments are separate from any fees the Funds pay to those financial intermediaries. Any payments made by the Adviser are made from its own assets and not from the assets of the Funds. These payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund. The Adviser may pay for financial intermediaries to participate in marketing activities and presentations, educational training programs, activities designed to make registered representatives, other professionals, and individual investors more knowledgeable about the Funds, or activities relating to the support of technology platforms and reporting systems. The Adviser may also make payments to financial intermediaries for certain printing, publishing, and mailing costs associated with the Funds. Additionally, the Adviser may make payments to financial intermediaries that make shares of the Funds available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to financial intermediary may be significant to that financial intermediary, and amounts that financial intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients and what services to provide for various products based on payments it receives or is eligible to receive, these payments create conflicts of interest between the financial intermediary and its clients, and these financial incentives may cause the financial intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if such individual receives similar payments from a financial intermediary.

The assets purchased by shareholders through financial intermediaries to which the Adviser makes payments are not as profitable to the Adviser as those purchased in direct shareholder accounts. A significant majority of shareholders invest in the Funds through such financial intermediaries.

PORTFOLIO MANAGERS

The sole investment adviser to the Funds is Parnassus Investments. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2020. None of the other accounts identified below have advisory fees that are performance based. Some of the portfolio managers may from time to time manage portfolios used in model portfolio arrangements offered by various sponsors. In connection with these model portfolios, such portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

Number of Other Accounts Managed

and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd C. Ahlsten*	0		11
	$0	None	$3,215,422,463
Benjamin E. Allen*	0		11
	$0	None	$3,215,422,463
Matthew D. Gershuny	0
	$0	None	None
Lori A. Keith	0
	$0	None	None
Billy J. Hwan	0
	$0	None	None
Ian E. Sexsmith	0
	$0	None	None
Robert J. Klaber	0
	$0	None	None
Samantha D. Palm	0
	$0	None	None
Minh T. Bui	0
	$0	None	None

* Todd C. Ahlsten and Benjamin E. Allen co-manage 11 other accounts.

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2020.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Todd C. Ahlsten	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Todd C. Ahlsten’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

Benjamin E. Allen	Salary	Parnassus Investments	The board of directors of Parnassus Investments, which includes Benjamin E. Allen, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Benjamin E. Allen may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Benjamin E. Allen’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Core Equity Fund over multiple years versus the S&P 500 Index.

Matthew D. Gershuny	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Matthew D. Gershuny’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Matthew D. Gershuny may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Matthew D. Gershuny’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

Lori A. Keith	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Lori A. Keith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Lori A. Keith may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Lori A. Keith’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Fund over multiple years versus the Russell Midcap Index.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Billy J. Hwan	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Billy J. Hwan’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Billy J. Hwan may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Billy J. Hwan’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Endeavor Fund over multiple years versus the S&P 500 Index.

Ian E. Sexsmith	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Ian E. Sexsmith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Ian E. Sexsmith’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Growth Fund over multiple years versus the Russell Midcap Growth Index.

Robert J. Klaber	Salary	Parnassus Investments

The board of directors of Parnassus Investments determines Robert J. Klaber’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Robert J. Klaber’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Mid Cap Growth Fund over multiple years versus the Russell Midcap Growth Index.

Samantha D. Palm	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Samantha D. Palm’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Samantha D. Palm may also earn compensation based on the profitability of Parnassus Investments through her ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Samantha D. Palm’s compensation, she may receive a bonus based on the pre-tax performance of the Parnassus Fixed Income Fund over multiple years versus the Bloomberg Barclays U.S. Aggregate Bond Index.

Minh T. Bui	Salary	Parnassus Investments	The board of directors of Parnassus Investments determines Minh T. Bui’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Minh T. Bui may also earn compensation based on the profitability of Parnassus Investments through his ownership interest in Parnassus Investments.

	Performance Bonus	Parnassus Investments	As part of Minh T. Bui’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Fixed Income Fund over multiple years versus the Bloomberg Barclays U.S. Aggregate Bond Index.

The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers, as of December 31, 2020 (which is also the valuation date), is set forth below.

Dollar Range of Shares of	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Todd C. Ahlsten	Over $1,000,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000	Over $1,000,000
Benjamin E. Allen	Over $1,000,000	$50,001-$100,000	$100,001-$500,000	Over $1,000,000	$100,001-$500,000
Matthew D. Gershuny	$50,001-$100,000	Over $1,000,000	$50,001-$100,000	$50,001-$100,000	$1-$10,000
Lori A. Keith	$50,001-$100,000	$500,001-$1,000,000	$50,001-$100,000	$50,001-$100,000	$1-$10,000
Billy J. Hwan	$100,001-$500,000	$10,001-$50,000	$100,001-$500,000	$10,001-$50,000	$1-$10,000
Ian E. Sexsmith	$100,001-$500,000	None	None	Over $1,000,000	None
Robert J. Klaber	$100,001-$500,000	$50,001-$100,000	$10,001-$50,000	$500,001-$1,000,000	$1-$10,000
Samantha D. Palm	$500,001-$1,000,000	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$100,001-$500,000
Minh T. Bui	$500,001-$1,000,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$100,001-$500,000

NET ASSET VALUE

The net asset values of the Funds’ shares are computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their net asset values. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. In the event the NYSE closes early on a particular day, the net asset value of a Fund will normally be determined as of the close of the NYSE on such day.

In determining the net asset values of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices (unless the spread between the bid and ask is so large that the Adviser believes using the mean would overstate the value of the security in which case the security will be “fair valued” as described below). Long-term, fixed income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed income securities for which market quotations are not readily available are priced at their fair value, in accordance with procedures established and overseen by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.

REDEMPTION OF SHARES

The Funds expect to use a variety of resources to honor requests to redeem shares of the Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques.

Subject to the Funds’ compliance with applicable regulations and their policies and procedures, each Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a Fund makes an in-kind distribution, the Fund may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities, or a representative basket of securities; provided that the Fund will not distribute depository receipts representing foreign securities. It is not expected that a Fund would make in-kind distributions except in unusual circumstances.

If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemption in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.

A shareholder’s right to redeem shares of the Funds will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension; or (c) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

ABANDONED PROPERTY

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES.

THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in each prospectus entitled “Distributions and Taxes.” Each prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Trusts have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Funds’ investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Funds’ failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Funds’ portfolio so that (i) less than 10% of the Funds’ gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Funds’ assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carry-Forwards

For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Taxation of Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. Under recent legislation, certain income distributed by pass through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. A Fund may or may not make such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, a Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, a Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although a Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

U.S. Federal Income Tax Rates

Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, a noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding

A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Tax-Deferred Plans

Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

In general, each Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

Recently Enacted Tax Legislation

The full effects of recently enacted tax legislation are not certain and may cause a Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in a Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in a Fund.

GENERAL

The Parnassus Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on April 4, 1984. The Parnassus Income Funds trust is an open-end management investment company that was organized as a Massachusetts business trust on August 8, 1990.

Each Declaration of Trust permits the applicable Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive a quarterly statement, and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities, and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote separately as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares), and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

Each Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

The Investor Shares and Institutional Shares represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that (i) Investor Shares bear annual service fees pursuant to the Servicing Plan, while Institutional Shares are not subject to such fees; (ii) Institutional Shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser; and (iii) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the net asset value of that class in relation to the net asset value of the applicable Fund.

The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

Deloitte & Touche LLP, 555 West 5th Street, Suite 2700, Los Angeles, California, 90013, is the Funds’ independent registered public accounting firm. As the independent auditor of the Funds, Deloitte & Touche LLP audits the annual financial statements for each Fund, assists and consults in connection with SEC filings and reviews of the annual federal income tax return filed for each Fund.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is sub-administrator, fund accounting agent and the custodian of the Funds’ assets. Shareholder inquiries should be directed to the Funds. As such, Brown Brothers Harriman & Co. calculates the daily NAV and also holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Funds. Brown Brothers Harriman & Co. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

Brown Brothers Harriman & Co. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Trustees have delegated to Brown Brothers Harriman & Co. certain responsibilities for such assets, as permitted by Rule 17f-5. Brown Brothers Harriman & Co. and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ administrator.

Effective April 26, 2021, Parnassus Funds retained Ultimus Fund Solutions, LLC (“Ultimus”) to serve as transfer agent, pursuant to that certain Master Services Agreement, for which Ultimus receives a fixed annual fee and per account fees for its services as transfer agent. Ultimus has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Prior to April 26, 2021, Parnassus Investments served as transfer agent.

The Adviser has entered into an Administrative Agency Agreement with Brown Brothers Harriman & Co. to provide certain fund accounting services, including transaction processing and review, custodial reconciliation, securities pricing, and investment accounting. The Adviser pays Brown Brothers Harriman & Co. a monthly fee as compensation for these services that is based on the total net assets of accounts in the Parnassus Funds. While the Adviser continues to serve as the administrator of the Parnassus Funds, Brown Brothers Harriman & Co. provides sub-administrative services that were previously undertaken by the Adviser. The Adviser supervises and monitors the fund accounting services provided by Brown Brothers Harriman & Co. Their services are also subject to the supervision of the officers and Boards of Trustees of the Trusts.

Parnassus Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2020 are incorporated in this statement of additional information by reference to the Funds’ Annual Report to shareholders dated December 31, 2020, as filed with the SEC on February 5, 2021. A copy of the Annual Report, which contains the Funds’ audited financial statements for the year ended December 31, 2020, may be obtained free of charge by writing or calling the Funds, or by visiting the Funds’ website (www.parnassus.com).

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than with the Aaa securities.

A Bonds, which are rated A, possess many favorable investment attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest some susceptibility to future impairment.

Baa Bonds, which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and, the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the greatest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

AA-1

ANNEX B

PARNASSUS INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES

I.	Overview

Parnassus Investments manages the portfolios of the Parnassus Funds trust and the Parnassus Income Funds trust (collectively, the “Funds”) and may serve as a sub-adviser to other investment companies, and may also manage portfolios for separate account clients. Parnassus Investments takes environmental, social and governance (“ESG”) factors as well as financial factors into account in making investment decisions. We seek to invest in companies with positive performance on ESG criteria. Obviously, no company will be perfect in all categories, but Parnassus Investments makes value judgments in deciding which companies best meet the criteria, and uses strategic engagement, which may include direct communication, such as letters, emails, phone calls or in-person meetings, with company management teams to encourage positive change on ESG factors. We do not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. We do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. We do not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels, but may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.

In addition to covering the voting of equity securities, these Proxy Voting Policies and Procedures also apply generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. These Proxy Voting Policies and Procedures do not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. These Proxy Voting Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of the Funds.

II.	Procedures

Education and Decisions

Our process for voting proxies begins with education. Through various means, we educate ourselves on issues likely to affect voting. Education allows us to categorize issues into those explicitly covered by our Policies (below), those that follow from the spirit of the Policies and the firm, and those that require a new decision.

When considering a new issue, we may review information and recommendations from the company, from advocates, from our service provider Institutional Shareholder Services (“ISS”) and/or others. Decisions are made by members of the investment team and are reviewed periodically by the Proxy Committee. We vote in a manner that we believe is in the best interest of clients and shareholders of the Funds.

Execution and Public Disclosure

In order to facilitate our proxy voting process, Parnassus Investments retains ISS, a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e., actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting our Policies and applying them to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.

We also pay ISS to make our vote history public on our website, www.parnassus.com. We do not disclose how we voted before the information is made public. See section VIII, “Disclosure to Clients,” below for additional information regarding how we may disclose our votes.

With respect to the voting of proxies relating to fixed income securities, our fixed income portfolio manager is responsible for researching and issuing recommendations for voting proxies. We consider each proposal regarding a fixed income security on a case-by-case basis, taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.

Review

The Proxy Committee reviews our recent vote history periodically. This review process may result in updates to our Policies and Procedures.

III.	Policies

The following policies indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds and other clients. We do not delegate our proxy voting authority or rely solely on third-party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we believe is in the best interest of clients and shareholders of the Funds. These policies may not include all potential voting issues, and in rare cases, we may deviate somewhat from these policies.

Environmental Issues

•	We will vote for proposals asking for increased disclosure of current environmental practices and policies.

•	We will generally vote for shareholder proposals that reduce a company’s negative impact on the environment.

•	We will vote for proposals asking for the elimination or substitution of toxic compounds used in products.

•	We will vote for the adoption of the Coalition for Environmentally Responsible Economics (CERES) Principles.

Social Issues

Employee and Supply Chain

•	We will vote for proposals that show respect for a company’s workers.

•	We will vote for proposals asking for increased disclosure regarding impacts on employees and vendors or suppliers.

•

We will vote for proposals requesting that companies adopt appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers. These may address the use of forced or child labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Diversity

•

We will vote for proposals asking for increased disclosure on a company’s efforts to increase diversity. We will vote for proposals to improve the representation of women and minorities in the workforce, particularly at the executive level.

•	We will vote for proposals that assure pay equity among women, minorities, and their colleagues.

•	We will vote for proposals that adopt or improve nondiscrimination policies.

Community Relations

•	We will vote for proposals requesting the company be a good corporate citizen and show sensitivity to the communities where it operates.

Philanthropy

•	We will vote for proposals asking for increased disclosure of philanthropy.

Animal Welfare

•	We will generally vote for proposals asking for increased disclosure on a company’s animal testing.

•	We will generally vote for proposals requesting that management develop viable alternatives to animal testing.

•	We will generally vote for proposals calling for consumer products companies to reduce their use of animal testing.

Ethical Business Practices

•	We will generally vote for proposals that ensure that a company follows ethical business practices.

Corporate Governance

Election of Directors

•	We will vote for proposals that require Board slates to consist of a majority of Directors who are independent from management.

•	We will also vote for proposals to separate Chief Executive Officer and Chairman of the Board positions.

•	We will vote for increased diversity, including qualified women and minorities, on Boards.

•	We will vote against Directors who are incumbent members of the nominating committee if there are zero persons of color on the board.

•	We will vote against Directors who are incumbent members of the nominating committee if there are not more than two women on the board.

•	We will vote against Directors who have attended less than 75% of the Board meetings.

•	We will vote against Directors who have ignored a shareholder proposal that has gained a majority of the votes outstanding.

•	We will vote for the establishment of a reasonable retirement age for Directors.

•	We will vote for proposals that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.

•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

•	We will vote case-by-case on directors individually, committee members, or the entire board.

Independent Accountants

•

We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote against proposals to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	We will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

•	We generally will vote for proposals to allow shareholders, with a minimum threshold of 20% ownership, the ability to call a special meeting.

Virtual Shareholder Meetings

•	We will vote for proposals allowing for the convening of “virtual-only shareholder meetings”* under extraordinary circumstances.

*	The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting.

Equal Access to Proxies

•	We will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.

•

We will vote for proxy access proposals to allow shareholders to nominate the greater of two Director candidates or 25% of the aggregate Director candidates on the company proxy, as long as nominators own 3% of the stock for three years and the nomination is not a frivolous one.

Action by Consent

•	We generally will vote for proposals to allow shareholders, with a minimum threshold of 20% ownership, the ability to act by written consent.

Compensation

Executive Compensation

•	We will vote on executive compensation on a case-by-case basis.

•

We will vote for proposals requesting that companies review and report on executive compensation. This includes reviews related to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

•	We will support proposals to allow shareholders to vote on executive compensation and management say on pay (MSOP).

Severance Packages

•	We will vote against severance that exceeds 3 times annual salary and bonus.

•

We will vote for proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes, which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution.

•	We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.

•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.

•	We will vote for the use of performance-based stock options, which tie executive compensation more closely to company performance.

Changes in Capital Structure

Increase Authorized Common Stock

•	We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•

We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. In the event of proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights, we will vote against these proposals.

Pre-emptive Rights

•

We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•

We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-Takeover Provisions

•	We will vote against staggered boards, which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.

•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.

•	We will vote against supermajority provisions, which generally require at least a two-thirds affirmative vote for passage of issues.

Political Contributions

•	We will vote for proposals calling for a company to disclose political contributions.

Political Lobbying

•	We will vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to influence governmental legislation.

•

We will vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures unless the terms of the proposal are unduly restrictive.

IV.	Conflicts of Interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a pension plan for a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

3.	Suggest that the client engage another party to determine how the proxy should be voted; or

4.	Disclose the conflict to the client or, with respect to a Fund, the Funds’ Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

V.	Voting of Foreign Shares

Voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include:

•	Untimely or inadequate notice of shareholder meetings;

•	Restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes;

•	In person voting requirements;

•	Restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”);

•	Granting local agents powers of attorney to facilitate voting instructions; and

•	Proxy materials or ballots not being readily available or ballots not being available in English.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Parnassus Investments may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value. We make our best efforts to vote proxies of foreign securities in accordance with our policies and procedures, however, in certain circumstances, it may be impractical or impossible to do so. Our service provider ISS assists us in this process.

VI.	Annual Review by Compliance

We conduct required annual compliance testing, during which our Proxy Voting Policies and Procedures are tested. This process entails a review of the Policy and testing by the Compliance Department to assess whether the Policies were followed during the year. The testing results are reviewed by the Chief Compliance Officer. Any time the Policies are no longer relevant, they will be amended to ensure they accurately reflect the procedures of Parnassus Investments.

VII.	Recordkeeping

We will maintain the following records with respect to proxy voting:

•	A copy of our proxy voting policies and procedures;

•	A copy of all proxy statements received (Parnassus Investments may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	A record of each vote cast on behalf of a client (Parnassus Investments may rely on a third party to satisfy this requirement);

•	A copy of any document prepared by Parnassus Investments that was material to making a voting decision or that memorializes the basis for that decision; and

•

A copy of each written client request for information on how we voted proxies on the client’s behalf and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

VIII.	Disclosure to Clients

We will disclose to clients and to the Board of Trustees of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually pursuant to a filing with the SEC. We will provide a summary of these proxy voting policies and procedures to clients and to the Board of Trustees of the Funds, and, upon request, will provide them with a copy of the same. We generally do not disclose how we intend to vote securities held by the Funds at shareholder meetings, nor do we typically disclose how the Funds’ securities were voted at shareholder meetings other than pursuant to the annual filing with the SEC. If we do disclose our votes in a manner other than via SEC filings, we will publish the information regarding our votes to our website, www.parnassus.com.

IX.	Disclosure of Proxy Voting Intentions

Our investment professionals may disclose to an issuer how we intend to vote with regard to any matter to be presented at such issuer’s annual or special shareholders meetings. With regard to a third party other than the issuer, our investment professionals may disclose how we intend to vote with regard to any matter to be presented at an annual or special shareholders meeting; provided that if the voting intention involves a shareholder’s proposal, whether under Rule 14a-8 of Securities Exchange Act of 1934, as amended, or under the issuer’s charter documents (a “Shareholder Proposal”), or a contested meeting, then our investment professionals will notify our CCO of the disclosure they made.

Our investment professionals will ensure that we do not act in concert with a third party with regard to a Shareholder Proposal, a contested meeting or other proxy matter unless otherwise approved by our CCO. If our investment professionals want to take a public stance with regards to a proxy, the investment professionals must consult with our CCO before making or issuing a public statement.

Nothing hereunder shall restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which we vote proxies.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

EXHIBIT INDEX

(a)	Amended and Restated Declaration of Trust and Written Instrument Designating and Establishing New Series, filed on March 3, 2015 as an exhibit to Post-Effective Amendment No. 41 to the Registration Statement and incorporated herein by reference thereto; and Certification of Series and Classes, filed on April 29, 2020 as an exhibit to Post-Effective Amendment No. 53 to the Registration Statement and incorporated herein by reference thereto.

(b)	Amended and Restated By-laws, filed on May 1, 2014 as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement and incorporated herein by reference thereto.

(c)(1)	Rights of Shareholders, filed on April 23, 2002 as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement and incorporated herein by reference thereto.

(c)(2)	See relevant portions of Amended and Restated Declaration of Trust and Amended and Restated By-laws.

(d)(1)	Amended and Restated Investment Advisory Agreement, filed on April 29, 2020 as an exhibit to Post-Effective Amendment No. 53 to the Registration Statement and incorporated herein by reference thereto.

(d)(2)	Expense Limitation Agreement – filed herewith.

(e)	Distribution Agreement, filed on April 30, 2019 as an exhibit to Post-Effective Amendment No. 51 to the Registration Statement and incorporated herein by reference thereto.

(f)	None.

(g)	Custodian Agreement, filed on March 1, 2010 as an exhibit to Post-Effective Amendment No. 30 to the Registration Statement and incorporated herein by reference thereto.

(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services, filed on April 30, 2007 as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement and incorporated herein by reference thereto.

(h)(2)	Amended and Restated Shareholder Servicing Plan and Agreement, filed on April 30, 2013 as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement and incorporated herein by reference thereto.

(h)(3)	Amendment to Agreement for Transfer Agent and Pricing Services, filed on April 23, 2002 as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement and incorporated herein by reference thereto.

(h)(4)	Power of Attorney, filed on February 14, 2013 as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement and incorporated herein by reference thereto.

(h)(5)	Power of Attorney, filed on May 1, 2014 as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement and incorporated herein by reference thereto.

(h)(6)	Power of Attorney, filed on May 18, 2018 as an exhibit to Post-Effective Amendment No. 50 to the Registration Statement and incorporated herein by reference thereto.

(h)(7)	Administrative Agency Agreement, filed on April 29, 2020 as an exhibit to Post-Effective Amendment No. 53 to the Registration Statement and incorporated herein by reference thereto.

(h)(8)	Amended and Restated Agreement for Fund Accounting and Fund Administration Services – filed herewith.

(h)(9)	Master Services Agreement – filed herewith.

(i)	Opinion of Foley & Lardner LLP – filed herewith.

(j)	Consent of Deloitte & Touche LLP – filed herewith.

(k)	None.

(l)	None.

(m)	None.

(n)	Second Amended and Restated Rule 18f-3 Multi-Class Plan, filed on April 29, 2020 as an exhibit to Post-Effective Amendment No. 53 to the Registration Statement and incorporated herein by reference thereto.

(o)	Reserved

(p)	Code of Ethics of Registrant, Parnassus Income Funds, and Parnassus Investments – filed herewith.

EX-101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Income Funds by virtue of having the same individuals as Trustees.

Item 30.	Indemnification.

Under the provisions of the Registrant’s Declaration of Trust, the Registrant will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Income Funds.

Item 32.	Principal Underwriters.

(a)

Parnassus Funds Distributor, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: (1) Parnassus Funds and (2) Parnassus Income Funds.

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not Applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and records required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Parnassus Investments at Registrant’s headquarters at 1 Market Street, Suite 1600, San Francisco, CA 94105.

Item 34.	Management Services.

Discussed in Part A and Part B.

Item 35.	Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 30th day of April 2021.

PARNASSUS FUNDS
(Registrant)

By:	/s/ Benjamin E. Allen
Benjamin E. Allen, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Benjamin E. Allen Benjamin E. Allen	Principal Executive Officer and Trustee	April 30, 2021

/s/ Marc C. Mahon Marc C. Mahon	Principal Financial and Accounting Officer	April 30, 2021

Donald J. Boteler+	Trustee	*

Alecia A. DeCoudreaux+	Trustee	*

Kay Yun+	Trustee	*

+By:	/s/ Benjamin E. Allen
Benjamin E. Allen
Attorney-in-Fact*

*	Signature is affixed as of April 30, 2021. Power of attorney previously filed.

Signature Page